UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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U.S. Silica Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHARLES SHAVER	U.S. Silica Holdings, Inc.
Chairman of the Board	8490 Progress Drive
Suite 300
BRYAN A. SHINN	Frederick, Maryland 21701
President and Chief Executive Officer

March 27, 2015

Dear Shareholder:

You are invited to attend our annual meeting of shareholders to be held on Thursday, May 7, 2015 at 9:00 a.m., Eastern Daylight Time, in the Gallatin Conference Room at The Jefferson Hotel, 1200 16th Street, NW, Washington, DC 20036. Enclosed is our 2014 Annual Report for your review.

The Notice of Annual Meeting of Shareholders and the Proxy Statement describe the items of business to be considered at the meeting. Please consider the items presented and vote your shares as promptly as possible.

We are pleased this year to take advantage of a Securities and Exchange Commission rule that permits us to furnish proxy materials to shareholders over the Internet. We have mailed to our shareholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. By furnishing this Notice in lieu of mailing our proxy materials, we are lowering the costs and reducing the environmental impact of our annual meeting. If you prefer a paper copy of the proxy materials, you may request one by following the procedure set forth in the Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote your shares by proxy via Internet, telephone or mail to ensure that your vote is counted. If you hold your shares through an account with a broker, bank or other nominee, please follow the instructions you receive from that nominee to vote your shares.

Thank you for your continued support of U.S. Silica.

Sincerely,

Charles Shaver	Bryan A. Shinn
Chairman of the Board	President and Chief Executive Officer

U.S. Silica Holdings, Inc.

8490 Progress Drive, Suite 300

Frederick, MD 21701

Notice of Annual Meeting of Shareholders

To the Holders of Common Stock of

U.S. Silica Holdings, Inc.:

Our annual meeting of shareholders will be held on Thursday, May 7, 2015 at 9:00 a.m. Eastern Daylight Time, in the Gallatin Conference Room at The Jefferson Hotel, 1200 16th Street, NW, Washington, DC 20036. At the meeting, shareholders will act on the following matters:

1.	Election of director nominees named in the attached Proxy Statement

2.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015

3.	Advisory vote to approve the compensation of our named executive officers as disclosed in the attached Proxy Statement

4.	Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan

5.	Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors

6.	Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder

7.	Transaction of any other business that properly comes before the meeting, or any adjournment thereof.

The Board of Directors (the “Board”) recommends a vote “FOR” each of the director nominees; ratification of the independent registered public accounting firm; approval of the compensation of our named executive officers; approval of the Amended and Restated 2011 Incentive Compensation Plan; approval of the Amendment to the Second Amended and Restated Certificate of Incorporation to remove the plurality voting requirement for directors; and approval of the Amendments to the Second Amended and Restated Certificate of Incorporation to remove provisions relating to ownership of stock by our former controlling shareholder.

We discuss the above business matters in more detail in the attached Proxy Statement.

Only holders of record of our common stock at the close of business on March 9, 2015 will be entitled to vote. If you plan to attend the annual meeting, please note the admission procedures set forth in the attached Proxy Statement.

Christine C. Marshall

General Counsel and Corporate Secretary

March 27, 2015

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on May 7, 2015:

The Proxy Statement and 2014 Annual Report are available at www.proxyvote.com

Page
Questions & Answers on Voting Procedures	1

Matters You Are Voting On	6

Proposal No. 1: Election of Directors	7
Director Nominees	7
Determination of Independence	10
Corporate Governance	11
Nominations for Director	14
Communications with Board of Directors	14
Transactions with Related Persons	15
Report of the Audit Committee	15
Stock Ownership	17
Executive and Director Compensation	19
Compensation Discussion and Analysis	19
Summary Compensation Table	35
Grants of Plan-Based Awards	36
Outstanding Equity Awards at Fiscal Year-End	37
Option Exercises and Stock Vested	39
Retirement Plans	39
Deferred Compensation	40
Potential Payments Upon Employment Termination or Change in Control	40
Director Compensation	43
Report of Compensation Committee	45
Compensation Risk Assessment	45
Section 16(a) Beneficial Ownership Reporting Compliance	45

Proposal No. 2: Ratification of Grant Thornton LLP as Independent Registered Public Accounting Firm for 2015	46

Proposal No. 3: Advisory Vote on Compensation of Named Executive Officers (“Say on Pay”)	47

Proposal No. 4: Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan	49

Proposal No. 5: Approval of Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors	58

Proposal No. 6: Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder	59

Submission of Shareholder Proposals for Next Year	60

U.S. Silica Holdings, Inc. Proxy Statement

QUESTIONS & ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the annual meeting, and how many votes do they have?

Holders of record of our common stock who owned shares as of the close of business on March 9, 2015 (the “Record Date”) may vote at the meeting. Each share is entitled to one vote. There were 53,352,248 shares of common stock outstanding on the Record Date.

When were the enclosed solicitation materials first given to shareholders?

The enclosed Annual Report and proxy card, together with the Notice of Annual Meeting and Proxy Statement, were first made available over the Internet to shareholders on or about March 27, 2015. A Notice of Internet Availability of Proxy Materials, indicating how to access our proxy materials over the Internet, was first sent, or given, to shareholders on or about March 27, 2015.

Why were the proxy materials made available to shareholders over the Internet?

We are taking advantage of a rule adopted by the Securities and Exchange Commission that permits us to furnish proxy materials to shareholders over the Internet. On or about March 27, 2015, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. By furnishing this Notice in lieu of mailing our proxy materials, we are lowering the costs and reducing the environmental impact of our annual meeting. You may request to receive a paper copy of the proxy materials by following procedures set forth in the Notice of Internet Availability of Proxy Materials. If a paper copy is requested, shareholders should expect to receive it within several days.

The Notice of Internet Availability of Proxy Materials directs shareholders to the website where you will log in using your unique control number. On this website, you will be able to view our Proxy Statement and Annual Report. You may also cast your vote in a secure manner on the same website.

Who can attend the annual meeting?

All shareholders as of the Record Date may attend the annual meeting. Please check the box on your proxy card if you plan to attend the annual meeting.

You will need an admission ticket or proof of ownership of our common stock to enter the annual meeting. If you hold shares directly in your name as a shareholder of record, you must present any of the following in order to gain admission to the meeting:

•	the Notice of Internet Availability of Proxy Materials;

•	if you voted using a paper proxy card, the portion of your proxy card that you keep and do not submit when you vote; or

•	if you received an email indicating that the proxy materials are available on the Internet, you may print the email containing your control number.

If your shares are registered or held in the name of your broker or bank or other nominee, your shares are held in “street name.” Please note that if you hold your shares in “street name,” you will need to bring proof of your ownership of our common stock as of the Record Date, such as a copy of a bank or brokerage statement, and check in at the registration desk at the meeting.

Please note that you also may be asked to present valid picture identification, such as a driver’s license or passport.

Because seating is limited, admission to the meeting will be on a first-come, first-served basis. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices are not permitted at the meeting.

What is a quorum of shareholders?

A quorum is the presence at the annual meeting, in person or by proxy, of holders of a majority of the shares of our common stock entitled to vote, including abstentions and broker non-votes (see below). Because there were 53,352,248 shares of our common stock outstanding on the Record Date, the presence of holders of 26,676,125 shares is a quorum. We must have a quorum to conduct the meeting.

What is a proxy?

A proxy is another person that you authorize to vote on your behalf. We ask shareholders to instruct the proxy how to vote so that all common shares may be voted at the annual meeting even if the holders do not attend the meeting.

What vote is required to approve each proposal?

Proposal	Vote Required	Board’s Recommendation
Election of directors (Proposal No. 1)	Plurality of the votes cast FOR each director nominee	FOR all nominees

Ratification of Grant Thornton as the Company’s independent registered public accounting firm for 2015 (Proposal No. 2)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitle to vote at the Annual Meeting	FOR the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2015

Advisory vote to approve executive compensation (say-on-pay) (Proposal No. 3)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting	FOR the compensation of our named executive officers

Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan (Proposal No. 4)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting	FOR the approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan

Approval of the Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors (Proposal No. 5)	The affirmative vote of at least 66 2/3% of the voting power of all outstanding shares of common stock as of the Record Date	FOR the approval of the Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors

Approval of the Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder

(Proposal No. 6)

	The affirmative vote of at least 66 2/3% of the voting power of all outstanding shares of common stock as of the Record Date	FOR the approval of the Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of directors (Proposal No. 1)	FOR or WITHHOLD	No effect - not counted as a “vote cast”	No	No effect

Ratification of Grant Thornton as the Company’s independent registered public accounting firm for 2015 (Proposal No. 2)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable

Advisory vote to approve executive compensation (say-on-pay) (Proposal No. 3)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect

Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan (Proposal No. 4)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect

Approval of the Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors (Proposal No. 5)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	Treated as a vote AGAINST the proposal

Approval of the Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder
(Proposal No. 6)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	Treated as a vote AGAINST the proposal

An abstention occurs when a shareholder affirmatively chooses not to vote on a proposal. A broker non-vote occurs when a broker, bank or other nominee who holds shares for another person has not received voting instructions from the owner of the shares, and under New York Stock Exchange (“NYSE”) rules, does not have discretionary authority to vote on a matter. The matter covered by Proposal No. 2 (ratification of independent registered public accounting firm) is considered a routine matter under the rules of the NYSE for which broker discretionary voting is allowed. Therefore, if you do not vote on this proposal, your broker, bank or other nominee may choose to vote for you or leave your shares unvoted on that proposal. New York Stock Exchange rules, however, do not permit brokerage firms to vote their clients’ unvoted shares in certain other matters, such as the matters set forth in Proposal Nos. 1, 3, 4, 5 and 6. Therefore, if you do not vote on Proposal Nos. 1, 3, 4, 5 or 6, your shares will remain unvoted on those proposals.

If your shares are held by a broker, bank or other nominee, you will receive from that nominee a Notice of Internet Availability of Proxy Materials instructing you on how to vote your shares or, if you have elected to receive the proxy materials in paper, a full meeting package including a voting instructions form to vote your shares. Your broker, bank or other nominee may permit you to provide voting instructions by telephone or by the Internet.

Unless you give other instructions when you vote, the persons named as proxies, Bryan A. Shinn and Christine C. Marshall, will vote in accordance with the Board’s recommendations. We do not expect any other business to properly come before the Annual Meeting; however, if any other business should properly come before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How do I vote if I am a shareholder of record?

You must be present, or represented by proxy, at the annual meeting in order to vote your shares. Since many of our shareholders are unable to attend the meeting in person, you may vote your shares in the following ways:

By Internet	To access your online proxy card, please visit the website listed on your Notice of Internet Availability of Proxy Materials, or the paper proxy card if you received one, and follow the on-screen instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. If you vote by Internet, you do not need to mail your proxy card.

By Telephone	To vote your shares by proxy by telephone, please call the phone number listed on your Notice of Internet Availability of Proxy Materials, or the paper proxy card if you received one, and follow the instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. If you vote by telephone, you do not need to mail your proxy card.

By Mail	If you received a paper proxy card, to vote your shares by mail, please follow the instructions on the proxy card. If you vote your shares by mail, please sign and date your proxy card and mail it in the pre-addressed, postage-paid envelope. If you do not sign your proxy card, your votes cannot be counted.

In Person	To ensure your shares are represented, we ask that you vote your proxy by telephone, Internet or mail, even if you plan to attend the meeting. Please check the box on your proxy card if you plan to attend the annual meeting.

If you plan to attend the annual meeting in person and need directions to the meeting site, please contact Investor Relations (phone: 301-682-0304).

Can I vote by proxy even if I plan to attend the annual meeting?

Yes. If you vote by proxy and decide to attend the annual meeting, you do not need to fill out a ballot at the meeting, unless you want to change your vote.

Why might I receive more than one Notice of Internet Availability of Proxy Materials or proxy card? Should I vote on each Notice and proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or with different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker. Your broker will send you a voting instructions form for these shares. You should vote on each Notice, proxy card or voting instructions form you receive in accordance with the instructions set forth in those documents.

Can I receive future proxy materials electronically?

Yes, to receive future proxy materials via the Internet please visit our transfer agent, Broadridge Corporate Issuer Solutions, Inc., at www.proxyvote.com and follow the instructions to consent to the electronic delivery of materials. If you hold your shares in “street name,” please check the information provided by your broker, bank or other nominee concerning the availability of this service.

How do I change my vote or revoke my proxy?

If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the annual meeting by:

•	notifying Christine C. Marshall, Corporate Secretary, in writing at 8490 Progress Drive, Suite 300, Frederick, MD 21701 that you are changing your vote;

•	providing subsequent Internet or telephone voting instructions;

•	completing and sending in another proxy card with a later date; or

•	attending the annual meeting and voting in person.

If you hold your shares through a broker, bank or other nominee, you should contact your broker, bank or other nominee for instructions on how to change your vote or revoke your proxy.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

U.S. Silica, on behalf of the Board, through its directors, officers and employees, is soliciting proxies. Proxies may be solicited in person, or by mail, Internet, telephone or facsimile. We pay the cost of soliciting proxies.

MATTERS YOU ARE VOTING ON

Proposal No. 1: Election of Directors

The six current members of the Board have been nominated by the Board for election as a director at the 2015 annual meeting to serve until the 2016 annual meeting of shareholders and until his successor is elected and qualified. Each of the nominated directors has agreed to serve if elected. However, if for some reason one of them is unable to serve or for good cause will not serve, your proxy will vote for the election of another person nominated by the Board, unless the Board reduces the number of directors. Biographical information, including a discussion of specific experience, qualifications, attributes and skills for each of the nominees, and other information about them, is presented beginning on page 6. The Board recommends a vote “FOR” each director nominee.

Proposal No. 2: Ratification of Grant Thornton LLP as Independent Registered Public Accounting Firm for 2015

This proposal is to ratify our appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015. See Proposal No. 2 on page 46. The Board recommends a vote “FOR” this proposal.

Proposal No. 3: Advisory Vote on Compensation of Named Executive Officers

This proposal is to approve the compensation of our named executive officers as disclosed in this Proxy Statement. See Proposal No. 3 on page 47. The Board of Directors recommends a vote “FOR” this proposal.

Proposal No. 4: Approval of Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan

This proposal is to approve the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan. See Proposal No. 4 on page 49. The Board of Directors recommends a vote “FOR” this proposal.

Proposal No. 5: Approval of Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors

This proposal is to approve an Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors. See Proposal No. 5 on page 58. The Board of Directors recommends a vote “FOR” this proposal.

Proposal No.6: Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder

This proposal is to approve Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder. See Proposal No. 6 on page 59. The Board of Directors recommends a vote “FOR” this proposal.

Other Business Matters

The Board is not aware of any other business for the annual meeting. However:

•	if any of the persons nominated to serve as a director is unable to serve or for good cause will not serve and the Board designates a substitute nominee, or

•	if any matters concerning the conduct of the meeting are properly presented for action,

then shareholders present at the meeting may vote on such items. If you are represented by proxy, your proxy will vote your shares using his or her discretion.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Vote Required; Recommendation of the Board of Directors

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote, assuming a quorum is present. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR EACH OF THE NOMINEES.

DIRECTOR NOMINEES

The Board believes that each director nominee possesses the experience, qualifications, attributes and skills, as described in detail in Nominations for Director, to enable such director nominee to make significant contributions to the Board, U.S. Silica and its shareholders. In addition, the information presented below sets forth each nominee’s specific experience, qualifications, attributes and skills that the Board considered in concluding that the nominee should serve as a director.

Directors

Daniel Avramovich, age 63, has served as our member of the Board since March 2014. Since April 2014, Mr. Avramovich has served as Senior Vice President, Strategic Development of XPO Logistics, after its acquisition of Pacer International, Inc. where he previously served as Chairman of the Board and Chief Executive Officer since December 2009. He joined Pacer in June 2008 as President of Retail Intermodal Services and was promoted to President and Chief Operating Officer in May 2009. Prior to joining Pacer, Mr. Avramovich served as Executive Vice President, Sales & Marketing of Kansas City Southern, a rail carrier, from May 2006 to May 2008 and as President, Network Services Americas for Exel plc, the worldwide supply chain solutions and freight forwarding company, from 2003 to 2006. From 2000 to 2003, he served as President, Exel Direct for Exel plc. Mr. Avramovich serves on the Board as a result of his position as Chairman and CEO of Pacer International and extensive experience in the transportation and logistics business. Additionally, Mr. Avramovich has significant experience in managing financial and technology operations, including prior roles as Controller of Union Pacific and systems consulting with Accenture. As a result of these and other professional experiences, Mr. Avramovich brings extensive experience in the transportation and logistics industry, including important contacts and relationships with key transportation and logistics providers and customers, significant senior leadership, sales and marketing, industry and technical experience, and a global perspective.

Peter Bernard, age 53, has served as a member of the Board since May 2012. Mr. Bernard has served as Executive Chairman of C&C Reservoirs, which provides services to the upstream petroleum industry, since September 2014 and as a consultant to Warburg Pincus since June 2014. In addition, he has served as Chairman of Tendeka, a global completions solutions company headquartered in the United Kingdom, since January 2011; as a consultant to Kenda Capital, since September 2010; and as managing member and owner of Pinion Energy Consulting, LLC, since July 2009. From October 2010 until November 2014, Mr. Bernard served as Executive Chairman of Zeitecs, a specialized artificial lift technology company. Mr. Bernard served in various roles of increasing responsibility and seniority at Halliburton Company until his retirement in December 2008, including as a member of the Executive Committee from 2007 until December 2008 and as Senior Vice President of Business Development and Marketing from 2006 to April 2008. Additionally, Mr. Bernard served as Vice President and Global Account Executive for Royal Dutch Shell from 2003 to 2004 and President and CEO of Landmark Graphics from 2004 to 2006. Mr. Bernard received his B.S. degree in Petroleum Engineering from the

University of Louisiana at Lafayette. As a result of these and other professional experiences, Mr. Bernard brings extensive breadth, depth and expertise in the oil and natural gas services sector of the energy industry that strengthens the Board’s collective qualifications, skills and experience.

William J. Kacal, age 66, has served as a member of the Board since January 2012. Mr. Kacal currently serves as a director of Integrity Bancshares, Inc., located in Houston, Texas, and its wholly-owned subsidiary, Integrity Bank SSB (“Integrity Bank”), the National Association of Corporate Directors - Texas Tri-Cities Chapter and Goodwill Industries of Houston (“Goodwill Houston”). Mr. Kacal serves on the Audit Committee of Integrity Bank, and previously served as the Chairman of the Audit Committee of Boy Scouts of America - Sam Houston Area Council, Goodwill Industries International and Goodwill Houston. Mr. Kacal has over 40 years of accounting and management experience with Deloitte & Touche LLP (“Deloitte”), most recently serving as a partner from 1981 until his retirement in May 2011, and prior to that serving as a member of the audit staff from 1970 to 1981. Mr. Kacal also served as a member of the board of directors of Deloitte from 2004 to May 2011 and as a member of the executive committee from 2004 to 2008. During his time with Deloitte, Mr. Kacal worked extensively with companies in the oil and natural gas industry. Mr. Kacal earned a B.B.A. in Accounting from Texas A&M University, is a licensed Certified Public Accountant in Texas and is a National Association of Corporate Directors (NACD) Board Leadership Fellow. As a result of these and other professional experiences, Mr. Kacal possesses particular knowledge and experience in accounting, finance and capital structure; strategic planning and leadership of complex organizations; and board practices of other entities that strengthen the Board’s collective qualifications, skills and experience.

Charles Shaver, age 56, has served as a member of the Board since July 2011 and is currently our Chairman of the Board. Mr. Shaver has served as the Chairman and Chief Executive Officer of Axalta Coating Systems, Ltd., a publicly-held global coatings company, since February 2013. Mr. Shaver also has served as a member of the board of directors of Taminco Inc., a publicly-held producer of alkylamines and alkylamine derivatives, since January 2012. Prior to joining Axalta Coating Systems, Mr. Shaver was an Operating Partner of Golden Gate Capital from April 2011 until December 2012. Prior to joining Golden Gate Capital, Mr. Shaver served as the Chief Executive Officer and President of the TPC Group Inc. from 2004 to April 2011, as a Vice President and General Manager for Gentek, Inc. from 2001 to 2004 and as a Vice President and General Manager for Arch Chemicals, Inc. from 2001 to 2004. Mr. Shaver began his career with The Dow Chemical Company, where he held a series of operational and business positions from 1980 to 1996. Mr. Shaver earned a B.S. in chemical engineering from Texas A&M University. As a result of these and other professional experiences, Mr. Shaver possesses particular knowledge and experience in all aspects of corporate functions and company operations that strengthen the Board’s collective qualifications, skills and experience.

Bryan A. Shinn, age 53, has served as our President since March 2011 and as our Chief Executive Officer and a member of the Board since January 10, 2012. Prior to assuming this position, Mr. Shinn was our Senior Vice President of Sales and Marketing from October 2009 to February 2011. Before joining us, Mr. Shinn was employed by the E. I. du Pont de Nemours and Company from 1983 to September 2009, where he held a variety of key leadership roles in operations, sales, marketing and business management, including Global Business Director and Global Sales Director. Mr. Shinn earned a B.S. in Mechanical Engineering from the University of Delaware. As a result of these and other professional experiences, Mr. Shinn possesses particular knowledge and experience in operations, sales, marketing, management and corporate strategy that strengthen the Board’s collective qualifications, skills and experience.

J. Michael Stice, Ed.D., age 55, joined our Board of Directors in October 2013. From September 2009 until his retirement in December 2014, he served as Chief Executive Officer of Access Midstream Partners, L.P., a midstream natural gas services provider. He served as a director of the general partner of Access Midstream Partners, L.P. from July 2012 until December 2014, and since February 2015, has served as a director of Sandridge Energy, Inc., an oil and natural gas company. Mr. Stice was also Senior Vice President — Natural Gas Projects of Chesapeake Energy Corporation and President and Chief Operating Officer of Chesapeake’s primary midstream Subsidiaries from November 2008 through July 2012. Prior to joining Chesapeake, Mr. Stice spent 27 years with ConocoPhillips and its predecessor companies, where he most recently served as President of ConocoPhillips Qatar, responsible for the development, management and construction of natural gas liquefaction and regasification (LNG) projects. While at ConocoPhillips, he also served as Vice President of Global Gas LNG, as President of Gas and Power and as President of Energy Solutions in addition to other roles in ConocoPhillips’ midstream business units. Mr. Stice received a Bachelor of Science degree in Chemical Engineering from the University of Oklahoma in 1981, a Master of Science degree in Business from Stanford University in 1995 and a Doctorate of Education degree from George Washington University in 2011. As a result of these professional experiences, Mr. Stice brings extensive breadth, depth and expertise in the oil and natural gas services sector of the energy industry.

Family Relationships

There are no family relationships between any of our executive officers or directors.

DETERMINATION OF INDEPENDENCE

The Board assesses the independence of its members under the NYSE listing standards. For a director to be considered independent, the Board must affirmatively determine that such director has no material relationship with us. When assessing the materiality of a director’s relationship with us, the Board considers the issue from both the standpoint of the director and from that of persons and organizations with whom or with which the director has an affiliation. The Board reviews the standards adopted by the NYSE to assist it in determining if a director is independent. A director shall be deemed to have a material relationship with us and shall not be deemed to be an independent director if:

•	the director is or has been our employee or an employee of any of our affiliated entities at any time since January 1, 2012, or an immediate family member of the director is or has been an executive officer of us or any of our affiliated entities at any time since January 1, 2012; provided that employment of a director as our interim chairman of the Board or chief executive officer or other executive officer shall not disqualify such director from being considered independent following termination of that employment;

•	the director or an immediate family member is a current partner of a firm that is our internal or external auditor;

•	the director is a current employee of a firm that is our internal or external auditor;

•	the director has an immediate family member who is a current employee of a firm that is our internal or external auditor and personally works on our audit;

•	the director or an immediate family member was at any time since January 1, 2012 (but is no longer) a partner or employee of a firm that is our internal or external auditor and personally worked on our audit within that time;

•	the director or an immediate family member, is, or has been at any time since January 1, 2012, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee;

•	the director is a current executive officer or employee, or an immediate family member is a current executive officer, of another company that has made payments to, or received payments from (other than contributions to tax exempt organizations), us for property or services in an amount which, in any of the other company’s last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues; or

•	the director has received, or has an immediate family member who has received, during any twelve-month period since January 1, 2012, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service); provided, however, that (i) compensation received by a director for former service as an interim chairman or chief executive officer or other executive officer need not be considered and (ii) compensation received by an immediate family member for service as our employee (other than an executive officer) need not be considered.

The Board has determined that each of Messrs. Avramovich, Bernard, Kacal, Shaver and Stice, a majority of the members of our current Board, has no material relationship with us and is independent under NYSE listing standards. With respect to Mr. Shaver, the Board considered the following relationships with Golden Gate Capital, which had been our controlling shareholder but ceased to be a shareholder in December 2013, which it determined were immaterial and did not impair Mr. Shaver’s independence:

•	Mr. Shaver provided consulting services to Golden Gate Capital until 2012 on matters unrelated to U.S. Silica; and

•	Mr. Shaver held passive, non-controlling limited partner interests in certain Golden Gate Capital funds.

There were no transactions, employment or other relationships, voting or other agreements or any other arrangements in the last three years that the Board had to consider with respect to the independence determinations for Messrs. Avramovich, Bernard, Kacal and Stice.

Mr. Shinn, who is our President and Chief Executive Officer, is not independent. None of the other individuals who served as a director during 2014, Rajeev Amara, Prescott Ashe and Brian Slobodow, who each served as a director until January 2, 2014, was independent. Messrs. Amara and Ashe are managing directors of Golden Gate Capital and Mr. Slobodow had served as an executive officer of U.S. Silica from March 2011 to October 2012.

CORPORATE GOVERNANCE

Board Composition

Our Board consists of six members. The affirmative vote of our Board is required to change the size of our Board or to fill any vacancies. The term of office for each director is until his or her successor is elected at our annual meeting or his or her death, resignation or removal, whichever is earliest to occur. Shareholders elect directors each year at our annual meeting.

The Board met nine times in 2014. Directors are expected to attend all or substantially all meetings of the Board and meetings of committees on which they serve, and each of the directors nominated for reelection attended at least 83% of the meetings of the Board and of any committees on which the director served in 2014.

The Board has adopted a policy that encourages each director to attend the annual meeting of shareholders. All of the six directors in office as of the date of the 2014 annual meeting of shareholders attended the meeting.

Committees of the Board of Directors

The Board has the committees set forth below. Each of the committees of the Board has adopted a charter, copies of which we maintain on our website, www.ussilica.com, along with a copy of our Corporate Governance Guidelines. Shareholders may also request a free copy of these documents from: U.S. Silica Holdings, Inc., Attn.: Investor Relations, 8490 Progress Drive, Suite 300, Frederick, Maryland 21701 (phone: 301-682-0304).

Executive Committee: This committee may exercise all of the powers of the Board, except that it may not amend the bylaws or approve or adopt, or recommend to shareholders, any action expressly required by the Delaware General Corporation Law to be submitted to shareholders for approval. The committee met four times in 2014. Mr. Shaver is the Chairman, and Mr. Shinn and Mr. Stice are members.

Audit Committee: This committee is responsible for, among other matters:

•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•	evaluating the independence of our independent registered public accounting firm;

•	reviewing with our independent registered public accounting firm the scope and results of their audit;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the U.S. Securities and Exchange Commission (SEC);

•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

•	overseeing our internal audit function;

•	overseeing our ethics and compliance function including establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters;

•	reviewing and approving related person transactions; and

•	overseeing our enterprise risk management program.

The Audit Committee met six times in 2014. Mr. Kacal is the Chairman, and Messrs. Avramovich and Bernard are members. The Audit Committee is composed entirely of independent directors as prescribed by the NYSE listing standards, SEC requirements and other applicable laws, rules and regulations. Each of the members of the Audit Committee is an “audit committee financial expert” as that term is defined in the applicable rules of the SEC.

Compensation Committee: This committee is responsible for, among other matters:

•	reviewing executive officer compensation goals, policies, plans and programs;

•	reviewing and providing recommendations to the Board regarding the compensation of our directors, chief executive officer and other executive officers;

•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers;

•	overseeing executive officer benefits programs and policies;

•	overseeing administration of stock plans and other incentive compensation plans;

•	appointing, compensating, retaining, evaluating, terminating and overseeing executive and director compensation advisers and assessing whether the work of such advisers creates conflicts of interest;

•	approving and periodically reviewing stock ownership guidelines and clawback policies;

•	reviewing and discussing with management the disclosure relating to executive compensation to be included in filings with the SEC;

•	reviewing and making recommendation to the Board with respect to proposals to be submitted for shareholder advisory votes relating to the compensation of U.S. Silica’s named executive officers and the frequency of the vote on such compensation; and

•	overseeing management succession planning.

The Compensation Committee met seven times in 2014. Mr. Stice is the Chairman, and Messrs. Avramovich and Shaver are members. The Compensation Committee is composed entirely of independent directors as prescribed by the NYSE listing standards, SEC requirements and other applicable laws, rules and regulations.

Information on the roles of executive officers and compensation consultants in determining or recommending the amount or form of executive and director compensation is provided under Compensation Discussion and Analysis and Director Compensation below.

Nominating and Governance Committee: This committee is responsible for, among other matters:

•	identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•	overseeing the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently;

•	identifying best practices and recommending corporate governance principles;

•	developing and recommending to the Board a set of Corporate Governance Guidelines and principles applicable to us;

•	identify and approve director continuing education programs; and

•	overseeing annual evaluations of the Board and its committees.

The Nominating and Governance Committee met five times in 2014. Mr. Bernard is the Chairman, and Messrs. Kacal and Shaver are members. The Nominating and Governance Committee is composed entirely of independent directors as prescribed by the NYSE listing standards, SEC requirements and other applicable laws, rules and regulations.

Codes of Conduct

We expect our directors, officers and employees to act ethically at all times and acknowledge their adherence to the policies comprising our Codes of Conduct. Copies of the Code of Conduct for our Board of Directors and Code of Conduct and Ethics for our employees (including the chief executive officer, chief financial officer and corporate controller) can be found on our website. Any amendments or waivers to the Code of Conduct and Ethics applicable to the chief executive officer, chief financial officer and corporate controller can also be found in the “Investor Relations” section of our website. Shareholders may also request a free copy of these documents from: U.S. Silica Holdings, Inc., Attn.: Investor Relations, 8490 Progress Drive, Suite 300, Frederick, Maryland 21701 (phone: 301-682-0304).

Compensation Committee Interlocks and Insider Participation

No interlocking relationships exist between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

Role of Board of Directors in Risk Oversight

The Board, through the Audit Committee, is responsible for risk oversight of our activities. The Audit Committee periodically discusses with management our policies governing the process by which risk assessment and risk management is undertaken and our major risk exposures and the steps management has taken to monitor and control such exposures. In addition, the Compensation Committee reviews the risks arising from U.S. Silica’s compensation policies and practices to determine whether those risks are reasonably likely to have a material adverse effect on U.S. Silica. The Board believes that our current Board leadership structure, as discussed below, takes into account the Board’s role in risk management oversight including the appropriate delegation of risk management oversight responsibilities to the various committees of the Board.

Leadership Structure of Board of Directors

With respect to the roles of Chairman of the Board and Chief Executive Officer, our Corporate Governance Guidelines provide that the roles may be separated or combined, and the Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. The Board believes that the combination or separation of these positions should continue to be considered as part of the succession planning process. Currently the roles are separated, with Mr. Shaver serving as independent Chairman. The Board believes that this structure best serves the interests of shareholders because it allows our Chief Executive Officer to focus primarily on our business strategy and operations and most effectively leverages the experience of the Chairman. It also enhances the Board’s independent oversight of our senior management team and enables better communications and relations between the Board, the Chief Executive Officer and other senior management. In that regard, our independent Chairman presides over the executive sessions of the non-management and independent directors of the Board. Our Corporate Governance Guidelines provide the flexibility for our Board to modify our leadership structure in the future as appropriate. We believe that we, like many U.S. companies, are well served by this flexible leadership structure.

NOMINATIONS FOR DIRECTOR

The Board seeks nominees with a broad diversity of experience, professions, viewpoints, skills and backgrounds that will enable them to make a significant contribution to the Board, U.S. Silica and U.S. Silica’s shareholders. The Board believes that the backgrounds and qualifications of the current director nominees, considered as a group, provide a broad diversity of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We discuss each nominee’s specific experience, qualifications, attributes and skills in Director Nominees.

The Nominating and Governance Committee annually reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommends to the full Board the slate of director candidates to be nominated for election at the next annual meeting of shareholders. This review considers the following criteria, which are set forth in our Corporate Governance Guidelines, a copy of which is maintained on our website, www.ussilica.com:

•	independence;

•	diversity, age, skills and experience;

•	ability to represent all shareholders without a conflict of interest;

•	ability to work in and promote a productive environment;

•	whether the candidate has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director;

•	whether the candidate has demonstrated the high level of character and integrity expected by us;

•	whether the candidate possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded company; and

•	ability to apply sound and independent business judgment.

As set forth in the charter of the Nominating and Governance Committee, if a shareholder were to recommend a director candidate, the Nominating and Governance Committee would consider such candidate using the same process and criteria used for candidates recommended by management or the Board. From time to time, the Nominating and Governance Committee may retain third-party search firms to assist the Board in identifying and evaluating potential nominees to serve on the Board.

COMMUNICATIONS WITH BOARD OF DIRECTORS

The Board has adopted a policy whereby any communications from our shareholders or other interested parties to the Board shall be directed to our Corporate Secretary, who will forward all such communications to Mr. Shaver as the Board’s designated director. Mr. Shaver will determine whether any of such communications should be forwarded to other members of the Board. Any communication addressed to a particular director, the Chairman of a particular Board committee or the non-employee directors as a group will be forwarded directly to those individuals.

Communications that do not directly relate to the directors’ duties and responsibilities will be excluded from distribution. Such excluded items may include “spam,” advertisements, mass mailings, form letters and e-mail campaigns that involve unduly large numbers of similar communications, solicitations for goods, services, employment or contributions, surveys and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will be screened for omission. Any omitted or deleted communications will be made available to any director upon request.

Any shareholder or other interested party who wishes to communicate with the Board may submit such communication in writing to the Corporate Secretary, U.S. Silica Holdings, Inc., 8490 Progress Drive, Suite 300, Frederick, Maryland 21701.

TRANSACTIONS WITH RELATED PERSONS

Policies for Approval of Related Person Transactions

We have adopted a written policy with respect to related party transactions. Under our related person transaction policy, a “Related Person Transaction” is any transaction, arrangement or relationship between us or any of our subsidiaries and a Related Person not including any transactions involving $120,000 or less when aggregated with all similar transactions. A “Related Person” is any of our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is an executive officer, a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest in such entity.

Pursuant to our Related Person Transaction policy, any Related Person Transaction must be approved or ratified by a majority of the disinterested directors on the Board or a designated committee thereof consisting solely of disinterested directors. In approving any Related Person Transaction, the Board or the committee must determine that the transaction is on terms no less favorable to us in the aggregate than those generally available to an unaffiliated third party under similar circumstances.

Transactions with Related Persons, though not classified as Related Person Transactions by our policy and thus not subject to its review and approval requirements, may still need to be disclosed if required by the applicable securities laws, rules and regulations.

Other than compensation agreements and other arrangements that are described under Executive and Director Compensation, since January 1, 2014, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board in its oversight of our responsibility relating to: (i) the integrity of our financial statements; (ii) compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; and (iv) the performance of our internal auditors and independent registered public accounting firm. The Audit Committee operates pursuant to a charter, a current copy of which is available on our website at www.ussilica.com. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters they deem appropriate.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with management and the independent registered public accounting firm management’s assessment of, and the independent registered public accounting firm’s audit of, the effectiveness of our internal control over financial reporting. The Audit Committee relies without independent verification on the information provided to us and on the representations made by management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, as currently in effect, and has considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

William J. Kacal, Chairman

Daniel Avramovich

Peter Bernard

February 20, 2015

STOCK OWNERSHIP

The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock:

•	each person or group who is known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date and restricted stock units that will vest within 60 days of the Record Date are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units. These shares, however, are not deemed outstanding when computing the percentage ownership of any other person. Percentages of beneficial ownership in the table below are based on 53,352,248 shares of common stock outstanding. Except as disclosed in the footnotes to the following table and subject to applicable community property laws, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder. Unless otherwise indicated in the following table or footnotes, the address for each beneficial owner is c/o U.S. Silica Holdings, Inc., 8490 Progress Drive, Suite 300, Frederick, Maryland 21701.

Name	Shares Beneficially Owned (#)(1)	Percent Stock Outstanding (%)
First Trust Portfolios L.P.(2)	5,361,493	10.05
The Vanguard Group(3)	3,709,725	6.88
Morgan Stanley(4)	3,149,771	5.80
Ariel Investments, LLC(5)	2,852,471	5.30

Named Executive Officers and Directors:
Daniel Avramovich	12,787	*
Peter Bernard	21,046	*
Bradford B. Casper	34,060	*
William J. Kacal(6)	49,354	*
Donald A. Merril	17,017	*
Charles Shaver	15,948	*
Bryan A. Shinn	32,378	*
J. Michael Stice	13,345	*
Don D. Weinheimer	40,936	*
Michael L. Winkler	47,467	*
All Current Directors and Executive Officers as a Group (15 persons)	384,348	*

(1)	Includes the following shares that may be acquired upon exercise of stock options that are exercisable on or within 60 days after the Record Date or upon vesting of restricted stock units that will vest on or within 60 days after the Record Date: Mr. Avramovich, 2,787 shares; Mr. Bernard, 4,072 shares; Mr. Casper, 1,228 shares; Mr. Kacal, 3,512 shares; Mr. Merril, 2,292 shares; Mr. Shaver 4,948 shares; Mr. Shinn 5,457 shares; Mr. Stice 3,239 shares; Mr. Weinheimer, 1,474 shares; Mr. Winkler, 1,365 shares and all current directors and executive officers as a group, 33,507 shares.

(2)	According to Schedule 13G filed March 10, 2015, the aggregate number of shares owned beneficially by First Trust Portfolios L.P., including through its affiliates, First Trust Advisors L.P. and The Charger Corporation, is 5,361,493, with no sole voting or dispositive power, shared voting power as to 57 shares, and shared dispositive power as to 5,361,493 shares. The address for First Trust Portfolios L.P. and its affiliates is 120 East Liberty Dr., Suite 400, Wheaton, IL 60187.
(3)	According to Schedule 13G/A filed February 11, 2015, the aggregate number of shares owned beneficially by The Vanguard Group is 3,709,725, with sole voting power as to 72,768 shares, sole dispositive power as to 3,641,657 shares, and shared dispositive power as to 68,068 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)	According to Schedule 13G/A filed February 17, 2015, the aggregate number of shares owned beneficially by Morgan Stanley, including through its affiliate, Morgan Stanley Smith Barney LLC, is 3,149,771, with sole voting power as to 2,495,605 shares, shared voting power as to 518,129 shares, and shared dispositive power as to 2,472,496 shares. The address for Morgan Stanley is 1585 Broadway, New York, NY 10036.
(5)	According to Schedule 13G filed February 13, 2015, the aggregate number of shares owned beneficially by Ariel Investments, LLC is 2,852,471, with sole voting power as to 2,625,097 shares and sole dispositive power as to 2,852,471 shares. The address for Ariel Investments, LLC is 200 E. Randolph Dr, Suite 2900, Chicago, IL 60601.
(6)	Includes 2,600 shares held by Mr. Kacal’s spouse.
*	Represents beneficial ownership of less than one percent (1%) of our common stock.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

In this compensation discussion and analysis, we explain our general compensation philosophy for the executives named in the Summary Compensation Table, our named executive officers, as well as provide an overview and analysis of the different material elements of compensation that we provide our named executive officers. We have organized our discussion and analysis as follows:

•	First, we provide a summary of our 2014 performance.

•	Second, we discuss our compensation objectives, philosophy and practices.

•	Then, we discuss our use of compensation consultants and our approach to benchmarking the compensation for each of the named executive officers.

•	Finally, we describe each material element of compensation that we pay to our named executive officers, how we selected the various elements and amounts of compensation, and how decisions we make about one element of compensation fit into our overall compensation program and affect decisions regarding other elements of compensation.

Named Executive Officers

Our named executive officers for 2014 are as follows:

Name	Title
Bryan A. Shinn	President and Chief Executive Officer
Donald A. Merril	Vice President and Chief Financial Officer
Bradford B. Casper	Vice President of Strategic Planning
Don D. Weinheimer	Vice President and General Manager, Oil & Gas
Michael L. Winkler	Vice President and Chief Operating Officer

U.S. Silica 2014 Performance

In 2014:

•	Revenue, adjusted EBITDA, total assets and total volume sold increased as compared to 2013 as follows:

•

Adjusted EBITDA of $246.2 million was above the guidance we provided to investors at the beginning of 2014 of $180 million to $200 million and was also above the revised guidance provided to investors in the third quarter of 2014 of $230 million to $240 million. Adjusted EBITDA is a non-GAAP measure, and we discuss our use of Adjusted EBITDA below in Performance-Based Cash Incentives and in How We Evaluate Our Business in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of our 2014 Annual Report on Form 10-K.

•	We completed our acquisition of Cadre Services, Inc. in July 2014, which owns a frac sand mine and plant in Voca, Texas, with an annual capacity of approximately 800,000 tons per year.

•	Our new mine and processing facility in Utica, Illinois became operational in the third quarter of 2014.

•	We continued to expand our supply chain network, including constructing our unit-train receiving transload facility in Odessa, Texas that we expect will become fully operational in early 2015, and now have 34 transload facilities located in or near all of the major shale basins in the United States.

•	We began development on a new mine and processing facility in Fairchild, Wisconsin, which, subject to market conditions, could become operational as early as late 2015.

•	We improved our financial strength and flexibility by upsizing our senior secured credit facility by an additional $135 million to a total of approximately $500 million.

•	Total shareholder return (assuming reinvestment of dividends) was -23.7%, which was better than the -29.2% return for the S&P 600 Oil & Gas Equipment and Services Index but below the 12.6% return for the Russell 3000 Index.

Executive Compensation Objectives and Philosophy

The key objectives of our executive compensation programs are (1) to attract, motivate, reward and retain superior executive officers with the skills necessary to successfully lead and manage our business, (2) to achieve accountability for performance by linking annual cash incentive compensation to the achievement of measurable performance objectives, and (3) to align the interests of the executive officers and our shareholders through short-and long-term incentive compensation programs. For our named executive officers, these short- and long-term incentives are designed to accomplish these objectives by providing a significant financial correlation between our financial results and their total compensation.

At our 2014 annual meeting, we received very strong support from our shareholders for our 2013 executive compensation program with over 98% of the votes cast in favor of the say-on-pay proposal. We believe the voting results demonstrated strong support for the overall design and results of our compensation program in 2013, which included strong alignment between pay and performance. For 2014, the overall design of our executive compensation program remained largely unchanged.

In 2014, as reflected in the charts on the next page, a significant portion of the compensation of our Chief Executive Officer and other named executive officers consisted of cash and equity incentive compensation contingent upon the achievement of financial performance, business unit and/or individual performance goals. Performance-based compensation aligns the interests of our Chief Executive Officer and other named executive officers with the interests of our shareholders because the amount of compensation ultimately received will vary with our company’s financial performance. Additionally, equity compensation derives its value from our equity value, which is likely to fluctuate based on our financial performance.

2014 Compensation Mix(1)

2014 Variable and Fixed Compensation(2)

(1)	Consists of base salary paid in 2014 (as reported in the Salary column of the 2014 Summary Compensation Table), 2014 annual incentive award paid in March 2015 (as reported in the Non-Equity Incentive Plan Compensation column of the 2014 Summary Compensation Table), long-term incentive award granted in February 2014 (as reported in the Stock Awards column of the 2014 Summary Compensation Table), stock option award granted in November 2014 (as reported in the Option Awards column of the 2014 Summary Compensation Table) and other compensation (as reported in the All Other Compensation column of the 2014 Summary Compensation Table).
(2)	Variable compensation consists of the 2014 annual incentive award, the long-term incentive award granted in February 2014 and the stock option award granted in November 2014. Fixed compensation consists of base salary and other compensation.

We seek to apply a consistent philosophy to compensation for all executive officers. Our compensation philosophy is based on the following core principles:

To Pay for Performance

Individuals in leadership roles are compensated based on a combination of total company, business unit and individual performance factors. Total company performance is evaluated in part based on the degree to which pre-established financial objectives are met. Business unit and individual performance are evaluated based upon several individualized objectives. The Chief Executive Officer assessment process is managed by the Chairman of the Compensation Committee with input from all Board members. The Chairman solicits input from the Board via a Chief Executive Officer review form which captures the key objectives for the year. Each Board member is invited to provide feedback on the Chief Executive Officer’s performance. The Chairman gathers this feedback and synthesizes it into a clear, balanced view of actual results as compared to the objectives. With guidance from the compensation consultant, the Chairman provides a pay recommendation to the Compensation Committee consistent with the feedback he has received from the Board.

The other management team members, including our named executive officers, provide objectives to the Board at the beginning of the year. The Chief Executive Officer assesses each management team member against those objectives and reports back to the Compensation Committee at mid-year and at the beginning of the following year. With guidance from the compensation consultant, the Chief Executive Officer provides pay recommendations for the management team members to the Compensation Committee consistent with his assessment of the executives’ performance.

The objectives and results for 2014 for our named executive officers are discussed in more detail below in Material Elements of Compensation.

To Pay Competitively

We are committed to providing a total compensation program designed to retain our high-caliber performers and attract superior leaders to our company. To achieve this goal, we compare our pay practices and overall pay levels with oil and gas, industrial and mineral organizations as discussed below in Use of Compensation Consultants and Benchmarking.

To Pay Equitably

We believe that it is important to apply generally consistent guidelines for all executive officer compensation programs. In order to deliver equitable pay levels, the Compensation Committee considers depth and scope of accountability, complexity of responsibility, qualifications and executive performance, both individually and collectively as a team.

Executive Compensation Practices

In addition to establishing a pay-for-performance culture, U.S. Silica has instituted the following executive compensation practices:

What We Do

•	The Compensation Committee has adopted a clawback policy that applies to all executive officers with respect to short-term and long-term performance-based incentive compensation as more fully described in Clawback Policy below.

•	Stock ownership requirements for U.S. Silica’s executive officers create alignment with shareholder interests and require a significant ownership level as described in Stock Ownership Requirements below.

•	Perquisites provided to executives are limited and reviewed annually by the Compensation Committee.

•	The Compensation Committee retains its own independent compensation consultant.

What We Don’t Do

•	U.S. Silica does not provide tax gross-ups on perquisites received by our executive officers, except for tax gross-up on relocation benefits, which is provided to all employees.

•	U.S. Silica’s insider trading policy prohibits all employees, including the named executive officers, from using company stock in any hedging activities. Employees may not pledge company stock as collateral or hold it in a margin account without obtaining approval from the General Counsel or Chief Compliance Officer.

•	The proposed Amended and Restated 2011 Incentive Compensation Plan does not allow the repricing or cash buyouts of stock options or stock appreciation rights, reload provisions in stock option grants or the payment of dividends on unvested performance shares and requires all awards to have at least a one-year vesting period.

Use of Compensation Consultants and Benchmarking

Overview

U.S. Silica administers compensation changes for all employees, including our named executive officers, on an annual basis. Each February, after performance results for the prior year are finalized, incentive payouts for the prior performance period are determined and performance metrics for the current year’s annual and long-term incentive grants are approved by the Compensation Committee. This administration schedule permits compensation decisions to be made within a reasonable time after finalizing U.S. Silica’s financial and operational results, so that an assessment of business and individual contributions to corporate performance can provide alignment of pay with performance. This schedule also facilitates the establishment of performance metrics that are consistent with U.S. Silica’s business plan objectives communicated to shareholders at the beginning of the year.

Use of Compensation Consultants

Our Compensation Committee retains a compensation consultant to assist the Committee in determining both the mix of compensation that we make available to our named executive officers and the amount of each element, taking into account the general goals of our compensation program. The compensation consultant also provides research and market data to the Compensation Committee and generally advises the Compensation Committee on matters relating to its executive compensation decision making. A representative of the compensation consultant generally attends meetings of the Compensation Committee at which executive compensation matters are discussed and also communicates directly with the Compensation Committee Chair.

Since 2013, the Compensation Committee has retained Exequity LLP (“Exequity”) as the executive compensation consultant to the Compensation Committee. The Compensation Committee has determined that the work of Exequity did not raise any conflicts of interest in 2014. In making this assessment, the Compensation Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act, including the fact that Exequity does not provide any other services to the Company, the level of fees received from the Company as a percentage of Exequity’s total revenue, policies and procedures employed by Exequity to prevent conflicts of interest, and whether the individual Exequity advisers to the Compensation Committee own any of the Company’s stock or have any business or personal relationships with members of the Compensation Committee or our executive officers.

Benchmarking

With assistance from Exequity, our Compensation Committee established the following peer group for 2014 (the “2014 proxy peer group”) to benchmark the components of the total direct compensation of our named executive officers:

AMCOL International Corporation	Eagle Materials, Inc.	PDC Energy Inc.
C&J Energy Services, Inc.*	EPL Oil & Gas Inc.	Pioneer Energy Services Corp.*
CARBO Ceramics Inc.	GulfMark Offshore, Inc.*	Resolute Energy Corporation
Clayton Williams Energy, Inc.	Intrepid Potash, Inc.	TETRA Technologies, Inc.*
Comstock Resources, Inc.	ION Geophysical Corporation*	Texas Industries, Inc.*

*	New to peer group for 2014

These companies represented companies that were of similar size to U.S. Silica in terms of revenues and market capitalization and operated in the same industries as U.S. Silica, namely oil and gas and minerals. Certain companies were removed from the peer group used in 2013 because the Compensation Committee deemed them to be either too large or too small in terms of revenues or market capitalization as compared to U.S. Silica. The Compensation Committee also reviewed a group of 18 companies in the energy, construction, mining and manufacturing industries that participated in Equilar’s survey of compensation for key executive positions (the “2014 survey peer group”).

Exequity provided market compensation data using the above-referenced peer groups established by the Compensation Committee. For the 2014 survey peer group, Exequity size-adjusted the compensation data using a regression analysis consistent with standard practice to reflect the pay levels the survey peer group companies were expected to pay if they were U.S. Silica’s revenue size. Exequity then analyzed the benchmark data and provided advice and insight to the Committee regarding competitive pay levels for the named executive officers. In the first quarter of 2014, the Compensation Committee reviewed the benchmark data from the 2014 proxy peer group and 2014 survey peer group for the Chief Executive Officer, and the Committee and the Chief Executive Officer reviewed the benchmark data from those peer groups for the other named executive officers, at the 25th, 50th and 75th percentiles as a reference for determining the 2014 base salary, 2014 cash incentive target awards and 2014 long-term incentive target awards for U.S. Silica’s named executive officers.

In July 2014, with assistance from Exequity, our Compensation Committee established the following peer group for 2015 (the “2015 proxy peer group”) to benchmark the components of the total direct compensation of our named executive officers:

C&J Energy Services, Inc.	Dril-Quip Inc.*	Minerals Technologies Inc.*
CARBO Ceramics Inc.	Eagle Materials, Inc.	Oasis Petroleum Inc.*
Clayton Williams Energy, Inc.	Energy XXI*	PDC Energy Inc.
Compass Minerals International Inc.*	GulfMark Offshore, Inc.	Pioneer Energy Services Corp.
Comstock Resources, Inc.	Intrepid Potash, Inc.	Rosetta Resources Inc.*

*	New to peer group for 2015

These companies continue to represent companies that are of similar size to U.S. Silica in terms of revenues and market capitalization and operate in the same industries as U.S. Silica, namely oil and gas and minerals. Certain companies were removed from the peer group used in 2014 because they were acquired during 2014 (AMCOL International, EPL Oil & Gas and Texas Industries) or the Compensation Committee deemed them to be too small in terms of market capitalization as compared to U.S. Silica as a result of U.S. Silica’s growth in 2014 (ION Geophysical, Resolute Energy and TETRA Technologies). Specifically, at the time the peer group review was conducted in July 2014, U.S. Silica’s market capitalization was approximately $3.0 billion (positioned at the 90th percentile relative to the 2014 proxy peer group, which had a median market capitalization of $1.5 billion), while the market capitalizations for ION Geophysical, Resolute Energy, and Tetra Technologies were approximately $690 million, $580 million and $890 million, respectively. The companies that replaced the six companies removed from the 2014 proxy peer group to form the 2015 proxy peer group had approximate market capitalizations as of July 2014 as follows:

•	Compass Minerals International Inc. ($3.2 billion)

•	Dril-Quip, Inc. ($4.4 billion)

•	Energy XXI Limited ($1.6 billion)

•	Minerals Technologies Inc. ($2.3 billion)

•	Oasis Petroleum Inc. ($5.8 billion)

•	Rosetta Resources, Inc. ($3.3 billion)

As a result of the changes made in July 2014, the median market capitalization and most recently reported fiscal year revenues for the 2015 proxy peer group were approximately $2.2 billion and $814 million, respectively. As of July 2014, the market capitalization and most recently reported fiscal year revenues for U.S. Silica were $3.0 billion (68th percentile relative to the 2015 proxy peer group) and $546 million (32nd percentile relative to the 2015 proxy peer group), respectively. As discussed below in Material Elements of Compensation—Base Salary and Long-Term Incentive Program, the Compensation Committee reviewed the updated benchmarking data from the 2015 proxy peer group in approving base salary increases and stock option awards for our executive officers in November 2014.

It is the Compensation Committee’s intent to provide target total compensation opportunities for U.S. Silica executives that are generally comparable to median target total compensation opportunities among relevant peer executives—and are calibrated such that actual total compensation realized would (a) exceed peer median pay opportunities in the event that U.S. Silica and individual performance is strong, and (b) be below median pay opportunities in the event that U.S. Silica and individual performance is not strong.

Material Elements of Compensation

The elements of our compensation program in 2014 were:

•	base salary;

•	performance-based cash incentives;

•	equity-based incentives; and

•	certain additional executive benefits and perquisites.

The Compensation Committee will seek to consider each of these elements of compensation at the same time to enable the Compensation Committee to consider their impact on total compensation and the extent to which the determinations made will reflect the principles of our compensation philosophy and related guidelines with respect to allocation of compensation among certain of these elements and total compensation. We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy; however, we do not apply any rigid allocation formula in setting our executive compensation, and we may make adjustments to this approach for various positions after giving due consideration to prevailing circumstances.

Base Salary

We provide a base salary to our executive officers to compensate them for their services during the year and to provide them with a stable source of income. The base salaries for our named executive officers in 2014 were established at the beginning of 2014 by our Compensation Committee, based in large part on the salaries established for persons holding similar positions with similar companies and by the Committee’s review of other factors, including:

•	the individual’s performance, results, qualifications and tenure;

•	the job’s responsibilities, pay mix (base salary, annual cash incentives and other executive benefits) and similar companies’ compensation practices; and

•	our ability to replace the individual.

In November 2014, following the creation of the 2015 proxy peer group, the Compensation Committee, with the assistance of Exequity, evaluated the benchmark data and determined to increase the base salaries of our executive officers. As a result of these base salary increases, our executive officers did not receive a base salary increase at the beginning of 2015.

The 2014 base salaries in effect for each of our named executive officers before and after the November 2014 increase were as follows:

Name	Annual Salary before November 2014 ($)	Annual Salary as of November 2014 ($)	Dollar increase ($)	Percentage Increase
Bryan A. Shinn	550,000	650,000	100,000	18%
Donald A. Merril	345,000	356,150	11,150	3%
Bradford B. Casper	275,000	310,000	35,000	13%
Don D. Weinheimer	350,000	406,000	56,000	16%
Michael L. Winkler	325,000	408,000	83,000	26%

In the future, we expect that salaries for executive officers will continue to be reviewed and benchmarked against the relevant peer group annually, as well as at the time of a promotion or other change in level of responsibilities, or when competitive circumstances or business needs may require.

Performance-Based Cash Incentives

We pay performance-based cash incentives in order to align the compensation of our employees, including our named executive officers, with our short-term operational and performance goals and to provide near-term rewards for employees to meet these goals. Our short-term, performance-based cash incentive plan for executives provides for incentive payments for each fiscal year. For 2014, these incentive payments were based on the attainment of pre-established objective financial goals, business unit performance objectives and individual personal performance objectives. The following table shows each named executive officer’s performance-based cash incentive minimum, threshold, target and maximum payouts as a percentage of base salary for 2014 as of December 31, 2014, which were established by the Compensation Committee in February 2014.

	Percentage of Base Salary
Name	Minimum Payout	Threshold Payout	Target Payout	Maximum Payout
Bryan A. Shinn	0%	50%	100%	200%
Donald A. Merril	0%	25%	50%	100%
Bradford B. Casper	0%	25%	50%	100%
Don D. Weinheimer	0%	25%	50%	100%
Michael L. Winkler	0%	32.5%	65%	130%

The financial goal for 2014 was achievement of an Adjusted EBITDA target, as may be adjusted to take into consideration the following: (i) restructurings, discontinued operations, extraordinary items or events (including acquisitions and divestitures), and other unusual or non-recurring charges (including expenses incurred with acquisitions and divestitures), (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) losses incurred as a result of any goodwill impairment, or (iv) a change in tax law or accounting standards required by U.S. generally accepted accounting principles. After eliminating for these effects, target Adjusted EBITDA for 2014 was $190 million, which was at the mid-point of the Adjusted EBITDA guidance range that management communicated to investors at the beginning of 2014. Adjusted EBITDA was used because it is a key metric used by management and the Board to assess our operating performance. Upon attaining 2014 Adjusted EBITDA of at least $190 million, an award pool is created from which each participant in the performance-based cash incentive plan is eligible to receive a payout. The actual amount of the payout is determined by reference to actual 2014 Adjusted EBITDA as well as achievement of the following business unit and personal performance objectives designed to coincide with the achievement of our overall short-term operational and performance goals:

•	development of a strategic plan to achieve EBITDA growth targets;

•	achievement of business unit performance goals;

•	completion of projects to increase capacity including a facility in Utica, Illinois and a transload in Odessa, Texas;

•	achieving 2014 budget and delivering budgeted savings under U.S. Silica’s cost improvement program;

•	development and maintenance of a high quality mergers and acquisitions pipeline and execution on strategic transactions;

•	development of a best-in-class investor relations function;

•	continued improvement in financial reporting, budgeting, analysis and operating processes;

•	improvement in supply chain and information technology processes and systems;

•	hiring key personnel and enhancing the capabilities of existing personnel to meet growth targets;

•	continued enhancement of relationships with key customers including developing and executing an effective customer contracting strategy; and

•	meeting environmental, health and safety performance goals.

To receive the threshold payout under the 2014 annual incentive program, U.S. Silica would need to achieve Adjusted EBITDA equal to at least 90% of targeted Adjusted EBITDA. In order for executives to receive the maximum payout under the 2014 annual incentive program, U.S. Silica would need to achieve Adjusted EBITDA equal to 120% of targeted Adjusted EBITDA and executives would have to significantly exceed expectations on the business unit and individual objectives.

At the Compensation Committee meeting in February 2015, the determination of the 2014 performance-based cash incentive award payouts to the named executive officers took into account the following material factors:

•	Adjusted EBITDA for the year ended December 31, 2014 as compared to threshold, target and maximum performance under the 2014 annual incentive program:

Adjusted EBITDA in millions
Threshold (90% of target)	Target	Maximum (120% of target)	Actual	Payout Achieved(1)
$171	$190	$228	$246.2	200%

(1)	Before taking into account business unit and personal performance as discussed below.

For a calculation of 2014 Adjusted EBITDA, see Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations–How We Evaluate Our Business in U.S. Silica’s 2014 Form 10-K.

•	The Chief Executive Officer presented to the Committee his proposed performance-based cash incentive payouts for the other named executive officers.

•	The Committee reviewed the benchmarking data discussed above in Benchmarking.

•	The Committee considered and agreed with the individual performance assessments that the Chief Executive Officer presented to the Committee for each other named executive officer as well as the Chief Executive Officer’s self-assessment. The Committee members also discussed their own assessment of each named executive officer’s performance including the Chief Executive Officer assessment managed by the Chairman of the Board.

•	The Committee discussed the relative compensation and organizational roles and responsibilities of the named executive officers.

•	The Committee considered the following business unit and personal performance achievements:

•	executed on a strategic plan that achieved EBITDA growth targets;

•	realized 2014 oil and gas business volume, revenue and contribution margin targets;

•	achieved full operation of the Utica, Illinois facility and mine and initiated process to develop a facility and mine in Fairchild, Wisconsin;

•	completed the acquisition of Cadre Services, Inc. and developed an M&A pipeline to enable U.S. Silica to continuously evaluate strategic transactions;

•	executed on the budgeted capital expenditure plan and realized budgeted savings under the cost improvement program;

•	improved supply chain performance by developing and implementing transload strategy and management processes and increasing transload network capacity and railcars under lease;

•	developed and began implementation of an information technology strategy to ensure information technology meets U.S. Silica’s growth needs;

•	enhanced financial reporting, budgeting and analysis, including streamlining the periodic reports filed with the SEC, ensuring the consistency and timeliness of monthly reporting and adding to the capabilities of the budgeting and forecasting system;

•	ensured a successful audit of U.S. Silica’s internal control over financial reporting in which no material weaknesses or significant deficiencies were identified and initiated operational audits;

•	increased the number of long-term investors and investment analysts covering the company and continued to strengthen relationships with analysts and investors including through increasing the number of interactions with investors and hosting an investor day;

•	ensured top talent is in place by hiring key personnel in the finance, internal audit and supply chain functions, adding sales personnel and enhancing the technical team;

•	initiated a new safety audit program and reduced greenhouse gas emissions by approximately 16% year over year; and

•	continued to develop relationships with senior executives at key customers.

The Committee determined that the performance-based cash incentive award payouts it approved for the named executive officers were reasonable after reviewing the foregoing material factors. The Committee considered that the resulting total direct compensation for each named executive officer was reasonable in relation to the market data discussed above in Benchmarking, taking into consideration company performance during 2014.

Based on the foregoing factors, the named executive officers received payouts equal to a percentage of the target award as set forth below:

Name	Payout ($)	Payout as % of Target Award
Bryan A. Shinn	1,133,334	200
Donald A. Merril	327,781	189
Bradford B. Casper	280,833	200
Don D. Weinheimer	344,960	192
Michael L. Winkler	414,054	188

The performance-based cash incentive awards for 2014 approved by the Committee are reflected in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table below.

Long-Term Incentive Program

Our equity award program is the primary vehicle for offering long-term incentives to our named executive officers. In the first quarter of 2014, the Committee reviewed with Exequity the long-term incentive program for certain of the company’s employees, including the named executive officers, that had been developed in 2013 and made no changes to the structure of the program or the mix of equity awards made under the program. Under the program, each of our named executive officers has been provided equity grants consisting of the following performance-based component and retention-oriented, time-vested component:

•	65% of the total grant value in the form of performance share units that are tied to U.S. Silica’s Adjusted EBITDA, and

•	35% of the total grant value in the form of restricted stock units that vest ratably over three years.

The ultimate number of performance share units to be earned by the named executive officers will be based on U.S. Silica’s cumulative Adjusted EBITDA over the period from January 1, 2014 through December 31, 2016. The performance share units vest at the end of the performance period and will be paid out in shares of U.S. Silica common stock. Performance goals have been established as follows:

Performance Goal	Performance Share Units Earned
Threshold	50%
Target	100%
Maximum	200%

No performance share units will be earned if the threshold goal is not met. To the extent that actual cumulative Adjusted EBITDA for the performance period is between goals the number of performance share units to become vested will be determined on a pro rata basis using straight line interpolation.

For purposes of determining the number of performance share units earned, Adjusted EBITDA will be calculated as U.S. Silica’s consolidated earnings before interest, taxes, depreciation and amortization, as audited, and may be adjusted to take into consideration the following: (i) restructurings, discontinued operations, extraordinary items or events (including acquisitions and divestitures), and other unusual or non-recurring charges (including expenses incurred with acquisitions and divestitures), (ii) an event either not directly related to the operations of U.S. Silica or not within the reasonable control of U.S. Silica’s management, (iii) losses incurred as a result of any goodwill impairment, or (iv) a change in tax law or accounting standards required by U.S. generally accepted accounting principles.

Since the components of cumulative Adjusted EBITDA for the performance period contain highly sensitive data, we do not disclose specific threshold, target and maximum goals because we believe that such disclosure would result in serious competitive harm and be detrimental to our operating performance. Our performance share unit cumulative Adjusted EBITDA goals are intended to be realistic and reasonable, but challenging, in order to drive performance. The goals are expected to be consistent with any annual Adjusted EBITDA forecasts that we provide to investors publicly during the performance period based on the information available to the Board and management at the time the goals are established and the equity grant is made. Adjusted EBITDA derived from mergers and acquisitions activity during the performance period may be used in determining achievement of the goals but the Compensation Committee has the discretion to exclude such Adjusted EBITDA.

We believe our long-term incentive program aligns the interests of our named executive officers with our shareholders, provides our named executive officers with incentives linked to long-term performance and creates an ownership culture. In addition, the vesting feature of our long-term incentive program contributes to executive retention because this feature provides an incentive to our named executive officers to remain in our employ during the vesting period.

In determining individual target award opportunities under the long-term incentive program, the Board of Directors and the Compensation Committee exercised its judgment and discretion, in consultation with our Chief Executive Officer and the Committee’s compensation consultant, and considered, among other things, the role and responsibility of the named executive officer, competitive factors including a review of market data as discussed in Benchmarking, the amount of stock-based equity compensation already held by the named executive officer, and the cash-based compensation received by the named executive officer to determine the long-term incentive program opportunity that was approved.

In November 2014, following the creation of the 2015 proxy peer group, the Compensation Committee, with the assistance of Exequity, evaluated the benchmark data and determined to increase the aggregate grant date fair value of the 2014 long-term incentive award to our executive officers by granting them off-cycle, market adjustment awards in the form of stock options that vest ratably over four years and have an exercise price equal to 110% of the closing price of a share of our common stock on the day prior to the grant date.

The restricted stock unit, performance share unit and stock option awards approved by the Board of Directors and the Committee in 2014 are reflected in the Grants of Plan-Based Awards Table below.

Acknowledging that the stock option awards granted in November 2014 were intended to be incremental in nature for the purposes of an off-cycle, market adjustment, the Compensation Committee continued to emphasize performance-based long-term incentives for 2015. Specifically, long-term incentive awards in February 2015 were conveyed such that the grant date fair value of such awards were delivered according to the following target value mix:

•	55% in performance share units with specific financial performance targets measured over 3 years,

•	25% in stock options with strike prices equal to the closing price on the date of grant and a 3-year vesting period, and

•	20% in restricted stock units that vest ratably over 3 years.

Additional Executive Benefits and Perquisites

We provide our executive officers with executive benefits and perquisites that the Board believes are reasonable and in the best interests of the company and its shareholders. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including retirement plans, health and welfare benefits and life insurance and long-term disability insurance described below. The Compensation Committee, in its discretion, may revise, amend or add to an officer’s executive benefits if it deems it advisable. We believe these benefits are generally equivalent to benefits provided by comparable companies. We have no current plans to change the levels of benefits provided thereunder.

Retirement Plan Benefits. We sponsor a 401(k) plan covering substantially all eligible employees. Employee contributions to the 401(k) plan are voluntary. We contribute an amount equal to 25% of a covered employee’s eligible contribution up to 8% of a participant’s salary. We also contribute from 0% to 75% of a covered employee’s eligible contribution up to 8%, if applicable, based on our profits from the previous fiscal year as an incentive to encourage our employees to participate in the 401(k) plan. The contributions based on our profits are paid during the Spring of the following fiscal year. In the case of both the matching program and the profit sharing program, our contributions vest over a period of five years. Finally, we also provide a 4% defined contribution of monthly basic income into a participant’s 401(k) account if that participant does not participate in our defined pension plan. These contributions vest each year. Contributions by participants are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service.

None of our named executive officers participate in or have account balances in any qualified or nonqualified defined benefit plans sponsored by us. Either our Board or our Compensation Committee may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interest.

Health and Welfare Benefits. We offer health, dental and vision coverage for all employees, including our named executive officers, and pay a portion of the premiums for our named executive officers on the same basis as for our other salaried employees.

Life Insurance and Long-Term Disability Insurance. As of December 31, 2014, we offer life insurance up to five times each employee’s annual salary up to a maximum of $600,000. We offer long-term disability insurance equal to 66.67% of an employee’s annual salary, up to a maximum of $10,000 per month. We pay life insurance premiums on behalf of our named executive officers and all other salaried employees equal to one times annual salary. Additional amounts up to the maximum amount are paid by the employee. We pay the premium for long term disability for 60% of salary (up to the $10,000 per month maximum) for all employees, including our named executive officers. The premium for the additional 6.67% is paid for by the employee.

Deferred Compensation. None of our named executive officers participate in or have account balances in our unfunded, deferred compensation plan.

Perquisites. Executive perquisites are discussed in the footnotes to the Summary Compensation Table. We believe that the executive perquisites we provide are de minimis in amount and consistent in form to those offered to executives of our peers listed in Benchmarking. We do not provide tax gross-up on perquisites that are provided to our executive officers, other than tax gross-ups on relocation benefits. We provide tax gross-up to all employees who receive relocation benefits, which is a prevalent market practice.

Employment and Other Agreements

Bryan A. Shinn

In March 2012, we entered into an employment agreement with Mr. Shinn, our President and Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Shinn was entitled to an annual base salary of $400,000, which was adjusted by the Board of Directors in 2014 to $650,000 as discussed above. Mr. Shinn is also eligible to earn a short-term, performance-based cash incentive payment for each year under the annual bonus incentive program in which our other executive officers participate. His target annual incentive has been established by the Board of Directors at 100% of his annual base salary.

Mr. Shinn is also entitled to receive benefits in accordance with the health and welfare plans we provide to other members of our senior management. Mr. Shinn is also entitled to up to 25 days of paid time off and reimbursement for all reasonable business expenses that he incurs in the course of performing his duties and responsibilities which are consistent with our policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to our requirements with respect to reporting and documentation of such expenses.

Mr. Shinn’s employment continues until the earlier of his resignation (with or without good reason), death or disability or termination by us (with or without cause). If we terminate Mr. Shinn’s employment without cause or Mr. Shinn resigns for good reason, Mr. Shinn is entitled to receive severance equal to his annual base salary payable in regular installments from the date of termination through the later of (i) the twelve-month anniversary of this agreement and (ii) the twelve-month anniversary of the date of termination if Mr. Shinn has executed and delivered a general release of any and all claims arising out of or related to his employment with us and the termination of his employment. Mr. Shinn is also entitled to receive reimbursement of the then-prevailing monthly premium for COBRA healthcare coverage if he so elects.

Mr. Shinn has also agreed to customary restrictions with respect to the use of our confidential information and has agreed that all intellectual property developed or conceived by him while he is employed by us which relates to our business is our property. During the term of Mr. Shinn’s employment with us and during the twelve-month period immediately thereafter, Mr. Shinn has agreed not to (i) participate (whether as an officer, director, employee or otherwise) in any businesses that compete with us, (ii) solicit or hire any of our employees and (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee, distributor or other business relation of ours to cease doing business with us or in any way interfere with our relationship with such person or entity. During any period in which Mr. Shinn has breached the above restrictions, we have no obligation to pay Mr. Shinn any severance described above.

In July 2014, the Compensation Committee, with the assistance of Exequity, reviewed the treatment of Mr. Shinn’s equity awards in the event of his termination or a change in control. As a result of this review, the Board, upon the recommendation of the Compensation Committee, approved amendments to the existing equity award agreements of Mr. Shinn. Mr. Shinn’s restricted stock award agreement dated November 6, 2012, which provided for no accelerated vesting, was amended to provide for pro rata vesting of the award in the event of his termination without cause and for full vesting in the event of his termination without cause following a change in control, which are the same vesting terms contained in the equity awards granted to Mr. Shinn in 2013 and 2014. In addition, each of Mr. Shinn’s equity award agreements was amended to provide that a voluntary termination for good reason be treated the same as a termination without cause. The treatment of Mr. Shinn’s equity awards in the event of his termination or a change in control are discussed in more detail below in Potential Payments Upon Employment Termination or Change in Control.

Other Named Executive Officers

None of our other named executive officers have an employment or change in control agreement. All other named executive officers are eligible for severance benefits under the same severance plan as our other salaried employees as described below.

Executive Compensation Policies

Stock Ownership Guidelines

To more closely align the interests of our executive officers, including our named executive officers, with our shareholders, in February 2014, the Committee adopted stock ownership guidelines to require our executive officers to acquire and hold U.S. Silica common stock with a value equal to the following multiples of base salary:

Chief Executive Officer	4x base salary
Chief Financial Officer	2x base salary
Chief Operating Officer	2x base salary
Other executive officers	1.5x base salary

Equity that counts towards meeting the stock ownership requirements includes shares owned directly and indirectly and time-vested restricted stock and restricted stock units. Unexercised stock options and unearned performance share units are not counted toward meeting the requirements. Executive officers are required to achieve their stock ownership requirement within five years of becoming subject to the guidelines. The Committee, in its sole discretion, may require an executive officer to retain up to 100% of the shares acquired upon stock option exercises (after payment of the exercise cost and taxes) or issued upon the vesting of restricted stock, restricted stock units or performance share units (after the payment of taxes) if such officer has failed to meet the stock ownership requirement by the five year deadline.

The table below shows the value of U.S. Silica common stock held by each of our named executive officers as compared to the stock ownership requirement such officer must meet by February 2019 based on such officer’s base salary as of December 31, 2014. The value of each named executive officer’s stock holdings was based on the average closing price of a share of U.S. Silica’s common stock over the ninety trading days ending December 31, 2014, which was $47.59.

Name	Value of Stock Holdings ($)	Stock Ownership Requirement by February 2019 ($)
Bryan A. Shinn	2,489,909	2,600,000
Donald A. Merril	408,179	712,300
Bradford B. Casper	566,178	465,000
Don D. Weinheimer	378,103	609,000
Michael L. Winkler	957,511	816,000

Hedging and Pledging Policy

Under our Insider Trading Policy, employees including named executive officers are prohibited from selling securities of U.S. Silica “short” and from transacting in publicly-traded options, warrants, puts and calls or similar instruments on U.S. Silica’s securities. Employees, including our named executive officers, also are prohibited from holding U.S. Silica stock in a margin account or pledging U.S. Silica stock as collateral for a loan without obtaining approval from the General Counsel or Chief Compliance Officer. An exception to the prohibition against pledging may be granted when the employee clearly demonstrates the financial capacity to repay the loan without resort to any pledged securities. None of our named executive officers have pledged U.S. Silica stock.

Clawback Policy

To further deter excessive risk taking, the Compensation Committee adopted a clawback policy in February 2014 that applies to all executive officers’ annual cash-based performance awards beginning with the 2013 award paid in 2014 and all long-term performance-based awards beginning with those granted in 2014. If any of U.S. Silica’s financial results are materially restated and an executive officer is determined to have been knowingly engaged in misconduct or grossly negligent in failing to prevent misconduct directly related to such restatement, the Committee may seek recoupment from such officer of the portion of any performance-based compensation that was greater than that which would have been awarded or earned had such compensation been calculated on the basis of the restated financial results. The determination as to whether the criteria for a claw back has been met will be made by the Compensation Committee.

Tax and Accounting Policies

In determining which elements of compensation are to be paid, and how they are weighted, we also take into account whether a particular form of compensation will be deductible under Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the deductibility of compensation paid to our named executive officers to $1.0 million during any fiscal year unless such compensation is “performance-based” under Section 162(m). However, we have been relying on a Section 162(m) transition rule for compensation plans or agreements of corporations which are privately held and which become publicly held in an initial public offering, pursuant to which compensation paid under a plan or agreement that existed prior to the initial public offering will not be subject to Section 162(m) until the earlier of (1) the expiration of the plan or agreement, (2) a material modification of the plan or agreement, (3) the issuance of all employer stock and other compensation that has been allocated under the plan, or (4) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the initial public offering, the transition date. This transition period is expiring with this annual meeting of shareholders. After the transition date, rights or awards granted, vested or paid under the plan, other than options and stock appreciation rights, will not qualify as “performance-based compensation” for purposes of Section 162(m) unless such rights or awards are granted, vested or paid upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our shareholders. Proposal No. 4 requests our shareholders to approve the Section 162(m) performance goals under our Amended and Restated 2011 Incentive Compensation Plan.

Our executive compensation program is intended to maximize the deductibility of the compensation paid to our named executive officers but it is not the sole objective when designing the executive compensation program. In certain circumstances, the Compensation Committee may authorize compensation arrangements that are not fully tax deductible, but that promote other important objectives, such as attracting and retaining executives who can drive financial and strategic growth objectives that maximize long-term shareholder value.

Our compensation and benefit plans and arrangements are intended to comply and are administered in a manner that is intended to comply with Internal Revenue Code Section 409A.

Many other Internal Revenue Code provisions, SEC regulations and accounting rules affect the payment of executive compensation and are generally taken into consideration as programs are developed.

2014 Summary Compensation Table

The following table presents information concerning the total compensation for the last three years of (1) individuals who served as our principal executive officer or principal financial officer during 2014 and (2) our three most highly compensated executive officers, other than our principal executive officer and principal financial officer, who were serving as executive officers at the end of our fiscal year ended December 31, 2014 (the “named executive officers”). No disclosure is provided for 2012 or 2013 for those persons who were not named executive officers in 2012 or 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
Bryan A. Shinn(1) President and Chief Executive Officer	2014 2013 2012	554,167 475,000 383,333	— — —	1,450,628 1,029,496 296,020	1,012,898 — —	1,133,334 321,141 300,000	— — —	24,435 27,350 27,458	4,175,462 1,852,987 1,006,812
Donald A. Merril(2) Vice President and Chief Financial Officer	2014 2013 2012	346,858 345,000 86,250	— 135,000 135,000	398,835 432,387 —	441,569 — 583,327	327,781 68,250 39,000	— — —	11,346 66,112 7,288	1,526,389 1,046,749 850,865
Bradford B. Casper Vice President of Strategic Planning	2014	277,083	—	272,023	480,303	280,833	—	19,269	1,329,512
Don D. Weinheimer(3) Vice President and General Manager, Oil and Gas	2014 2013 2012	355,583 333,750 140,038	— 150,000 150,000	309,406 277,986 —	457,063 — 705,671	344,960 55,575 148,500	— — —	13,974 13,003 6,016	1,480,987 830,314 1,150,225
Michael L. Winkler Vice President and Chief Operating Officer	2014 2013 2012	331,958 267,500 252,500	— — —	340,009 257,385 186,960	797,923 — —	414,054 97,500 117,000	— — —	17,066 68,548 157,221	1,901,010 690,933 713,681

(1)	Mr. Shinn became Chief Executive Officer on January 10, 2012.
(2)	Mr. Merril joined us in October 2012.
(3)	Mr. Weinheimer joined us in July 2012.
(4)	For 2014, this column reflects the aggregate grant date fair value of stock awards granted in 2014 in accordance with FASB ASC Topic 718 and as reported in Note O to the audited financial statements contained in U.S. Silica’s Annual Report on Form 10-K, but assuming no forfeitures. For each named executive officer the amount reflected in the Stock Awards column represents a combination of restricted stock units and performance share units granted on February 11, 2014.

Name	Restricted Stock Units ($)	Performance Share Units ($)	Total ($)
B. Shinn	507,717	942,911	1,450,628
D. Merril	139,595	259,240	398,835
B. Casper	95,212	176,811	272,023
D. Weinheimer	108,300	201,106	309,406
M. Winkler	119,009	221,000	340,009

The restricted stock units vest ratably over a three-year period beginning February 11, 2015.

The amounts disclosed for the performance share units reflect target performance, which is the probable outcome of the performance objectives as of the grant date. The performance share units are paid out only if U.S. Silica meets performance objectives established by the Compensation Committee at the beginning of the performance period. Actual payouts will range from 0% to 200% of the amounts shown in the table above. For more information on the performance objectives for these performance share units see the 2014 Long-Term Incentive Program section in Material Elements of Compensation above.

(5)	For 2014, this column reflects the aggregate grant date fair value of option awards granted in 2014 in accordance with FASB ASC Topic 718 and as reported in Note O to the audited financial statements contained in U.S. Silica’s Annual Report on Form 10-K, but assuming no forfeitures.
(6)	For 2014, represents the performance-based cash incentive awards approved by the Compensation Committee for the 2014 performance year. The performance criteria for these awards are discussed in more detail below.
(7)	For 2014, represents our employer contributions under our 401(k) plan and cash dividends paid on vested equity awards. A breakdown of the amounts follows:

Name	Company Contributions to 401(k) Plan ($)	Cash Dividends ($)	Total ($)
B. Shinn	16,956	7,479	24,435
D. Merril	10,200	1,146	11,346
B. Casper	15,655	3,614	19,269
D. Weinheimer	13,237	737	13,974
M. Winkler	13,384	3,682	17,066

The total value of perquisites received by each named executive officer was less than $10,000 in 2014.

Grants of Plan-Based Awards

As described in Compensation Discussion and Analysis, U.S. Silica granted cash-based and equity awards to the named executive officers under U.S. Silica’s annual and long-term incentive plans. The following table sets forth the range of future payouts pursuant to awards granted in 2014.

2014 Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
B. Shinn	2/6/14 2/11/14 2/11/14 11/3/14	283,334 — — —	566,667 — — —	1,133,334 — — —	— 17,039 — —	— 34,077 — —	— 68,154 — —	— — 18,349 —	— — — 52,300	— — — 49.39	— 942,911 507,717 1,012,898

D. Merril	2/6/14 2/11/14 2/11/14 11/3/14	86,715 — — —	173,429 — — —	346,858 — — —	— 4,685 — —	— 9,369 — —	— 18,738 — —	— — 5,045 —	— — — 22,800	— — — 49.39	— 259,240 139,595 441,569

B. Casper	2/6/14 2/11/14 2/11/14 11/3/14	70,209 — — —	140,417 — — —	280,833 — — —	— 3,195 — —	— 6,390 — —	— 12,780 — —	— — 3,441 —	— — — 24,800	— — — 49.39	— 176,811 95,212 480,303

D. Weinheimer	2/6/14 2/11/14 2/11/14 11/3/14	89,834 — — —	179,667 — — —	359,334 — — —	— 3,634 — —	— 7,268 — —	— 14,536 — —	— — 3,914 —	— — — 23,600	— — — 49.39	— 201,106 108,300 457,063

M. Winkler	2/6/14 2/11/14 2/11/14 11/3/14	110,121 — — —	220,242 — — —	440,484 — — —	— 3,994 — —	— 7,987 — —	— 15,974 — —	— — 4,301 —	— — — 41,200	— — — 49.39	— 221,000 119,009 797,923

(1)	For more information on the factors considered in determining the actual amount of the performance-based cash incentive payouts see Material Elements of Compensation in Compensation Discussion and Analysis above. Actual award payments are reported in the Non-Equity Incentive Plan Compensation column of the 2014 Summary Compensation Table.

(2)	Represents number of shares of common stock that may be paid out under performance share units following completion of the performance period from January 1, 2014 through December 31, 2016. The performance share unit performance measures are described in Material Elements of Compensation in Compensation Discussion and Analysis above.
(3)	For the February 11, 2014 grants, represents (a) target performance for the performance share units, which is the probable outcome of the performance objectives as of the grant date and (b) service-based restricted stock units that vest ratably over a three-year period beginning February 11, 2015 and are valued at fair market value on February 10, 2014 ($27.67 closing stock price). For the November 3, 2014 grant, represents stock options that vest ratably over a four-year period beginning November 3, 2015. The aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 is also reported in the Stock Awards and Option Awards columns of the 2014 Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End

The market values in the table below are based on the closing price of our common stock on December 31, 2014 of $25.69 per share.

	Outstanding Equity Awards at December 31, 2014
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market Value of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
B. Shinn
Options(2)	—	52,300	—	49.39	11/3/2024
RSA/RSU(3)						38,763	995,821
PSU								64,480	1,656,491
D. Merril
Options(4)	12,500 —	25,000 22,800	— —	13.17 49.39	10/15/2022 11/3/2024
RSA/RSU(5)						7,337	188,488
PSU								15,754	404,720
B. Casper
Options(6)	6,704 19,413 —	11,688 17,860 24,800	— — —	10.33 16.90 49.39	7/12/2021 7/12/2021 11/3/2024
RSA/RSU(7)						11,897	305,634
PSU								13,231	339,904
D. Weinheimer
Options(8)	37,500 —	75,000 23,600	— —	10.57 49.39	8/15/2022 11/3/2024
RSA/RSU(9)						6,861	176,259
PSU								15,477	397,604
M. Winkler
Options(10)	12,705 19,413 —	12,704 19,413 41,200	— — —	10.33 16.90 49.39	7/12/2021 7/12/2021 11/3/2024
RSA/RSU(11)						13,030	334,741
PSU								15,588	400,456

(1)	Represents the target awards of performance share units (each unit to be paid in a share of common stock) that were made for the performance periods July 1, 2013 through December 31, 2015 and January 1, 2014 through December 31, 2016 pursuant to U.S. Silica’s long-term incentive program. The number of units granted to each named executive officer for each performance period were as follows:

Name	July 1, 2013 – December 31, 2015 (#)	January 1, 2014 – December 31, 2016 (#)	Total (#)
B. Shinn	30,403	34,077	64,480
D. Merril	6,385	9,369	15,754
B. Casper	6,841	6,390	13,231
D. Weinheimer	8,209	7,268	15,477
M. Winkler	7,601	7,987	15,588

The performance share units are paid out only if U.S. Silica meets performance objectives established by the Compensation Committee at the beginning of the performance period. For more information on applicable performance measures, see Material Elements of Compensation in Compensation Discussion and Analysis. See Potential Post-Employment Payments for a description of the treatment of performance share units in the event that employment is terminated.

(2)	Option was granted on November 3, 2014. One-quarter of the total number of shares subject to the option vest annually beginning on the first anniversary, November 3, 2015, and continuing through the fourth anniversary, November 3, 2018, subject to Mr. Shinn’s continued service to us on each such vesting date.
(3)	Represents unvested portion of 19,000 shares of service-based restricted stock that were granted on November 6, 2012 and vest ratably over four years beginning May 6, 2013, 16,371 service-based restricted stock units that were granted on May 17, 2013 and vest ratably over a three-year period beginning March 14, 2014 and 18,349 service-based restricted stock units that were granted on February 11, 2014 and vest ratably over a three-year period beginning February 11, 2015.
(4)	Options were granted on October 15, 2012 and November 3, 2014. One-quarter of the total number of shares subject to the option vest annually beginning on the first anniversary and continuing through the fourth anniversary, subject to Mr. Merril’s continued service to us on each such vesting date.
(5)	Represents unvested portion of 3,438 service-based restricted stock units that were granted on May 17, 2013 and vest ratably over a three-year period beginning March 14, 2014 and 5,045 service-based restricted stock units that were granted on February 11, 2014 and vest ratably over a three-year period beginning February 11, 2015.
(6)	Options were granted on July 12, 2011 and November 3, 2014. The shares subject to the option granted July 12, 2011 vest annually over four years as follows: 27%, 25%, 25% and 23%. One-quarter of the total number of shares subject to the option granted November 3, 2014 vest annually beginning on the first anniversary and continuing through the fourth anniversary, subject to Mr. Casper’s continued service to us on each such vesting date.
(7)	Represents unvested portion of 12,000 shares of service-based restricted stock that were granted on November 6, 2012 and vest ratably over four years beginning May 6, 2013, 3,684 service-based restricted stock units that were granted on May 17, 2013 and vest ratably over a three-year period beginning March 14, 2014 and 3,441 service-based restricted stock units that were granted on February 11, 2014 and vest ratably over a three-year period beginning February 11, 2015.
(8)	Options were granted on August 15, 2012 and November 3, 2014. One-quarter of the total number of shares subject to the option vest annually beginning on the first anniversary and continuing through the fourth anniversary, subject to Mr. Weinheimer’s continued service to us on each such vesting date.
(9)	Represents unvested portion of 4,421 service-based restricted stock units that were granted on May 17, 2013 and vest ratably over a three-year period beginning March 14, 2014 and 3,914 service-based restricted stock units that were granted on February 11, 2014 and vest ratably over a three-year period beginning February 11, 2015.
(10)	Options were granted on July 12, 2011 and November 3, 2014. One-quarter of the total number of shares subject to the option vest annually beginning on the first anniversary and continuing through the fourth anniversary, subject to Mr. Winkler’s continued service to us on each such vesting date.
(11)	Represents unvested portion of 12,000 shares of service-based restricted stock that were granted on November 6, 2012 and vest ratably over four years beginning May 6, 2013, 4,093 service-based restricted stock units that were granted on May 17, 2013 and vest ratably over a three-year period beginning March 14, 2014 and 4,301 service-based restricted stock units that were granted on February 11, 2014 and vest ratably over a three-year period beginning February 11, 2015.

Option Exercises and Stock Vested

The following table provides information regarding amounts realized by each named executive officer due to the vesting or exercise of equity compensation during the year. All values are based on the closing price of our common stock on the exercise or vesting date.

	Option Exercises and Stock Vested in 2014
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
B. Shinn(1)	—	—	10,207	408,966
D. Merril(2)	2,838	96,208	1,146	40,408
B. Casper(3)	6,000	347,200	4,228	180,069
D. Weinheimer(4)	17,500	632,800	1,474	51,973
M. Winkler(5)	64,235	1,454,849	4,364	184,865

(1)	Represents 5,457 restricted stock units that vested on March 14, 2014 (the shares were valued at $35.26 per share) and 4,750 shares of restricted stock that vested on May 6, 2014 (the shares were valued at $45.59 per share). Mr. Shinn still holds the vested shares.
(2)	Represents stock options that were exercised on May 5, 2014. The value realized is equal to the closing stock price on the day of exercise ($47.07) less the option exercise price ($13.17) multiplied by the number of shares acquired. Represents 1,146 restricted stock units that vested on March 14, 2014 (the shares were valued at $35.26 per share). Mr. Merril still holds the vested shares.
(3)	Represents stock options to purchase 2,000 shares that were exercised on each of August 25, August 26 and August 28, 2014. The value realized is equal to the closing stock price on the day of exercise ($66.40 on August 25, 2014, $67.47 on August 26, 2014 and $70.72 on August 28, 2014) less the option exercise price ($10.33) multiplied by the number of shares acquired. Represents 1,228 restricted stock units that vested on March 14, 2014 (the shares were valued at $35.26 per share) and 3,000 shares of restricted stock that vested on May 6, 2014 (the shares were valued at $45.59 per share).
(4)	Represents stock options that were exercised on May 2, 2014. The value realized is equal to the closing stock price on the day of exercise ($46.73) less the option exercise price ($10.57) multiplied by the number of shares acquired. Represents 1,474 restricted stock units that vested on March 14, 2014 (the shares were valued at $35.26 per share). Mr. Weinheimer still holds the vested shares.
(5)	Represents stock options that were exercised on March 18, 2014. The value realized is equal to the closing stock price on the day of exercise ($36.95) less the option exercise price (25,409 options at $10.33 and 38,826 options at $16.90) multiplied by the number of shares acquired. Represents 1,364 restricted stock units that vested on March 14, 2014 (the shares were valued at $35.26 per share) and 3,000 shares of restricted stock that vested on May 6, 2014 (the shares were valued at $45.59 per share). Mr. Winkler still holds the vested shares.

Retirement Plans

We sponsor a 401(k) plan covering substantially all eligible employees. Employee contributions to the 401(k) plan are voluntary. We contribute an amount equal to 25% of a covered employee’s eligible contribution up to 8% of a participant’s salary. We also contribute from 0% to 75% of a covered employee’s eligible contribution up to 8%, if applicable, based on our profits from the previous fiscal year as an incentive to encourage our employees to participate in the 401(k) plan. The contributions based on our profits are paid during the Spring of the following fiscal year. In the case of both the matching program and the profit sharing program, our contributions vest over a period of five years. Finally, we also provide a 4% defined contribution of monthly basic income into a participant’s 401(k) account if that participant does not participate in our defined pension plan. These contributions vest each year. Contributions by participants are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service.

None of our named executive officers participate in or have account balances in any qualified or nonqualified defined benefit plans sponsored by us.

Deferred Compensation

None of our named executive officers participate in or have account balances in our unfunded, deferred compensation plan.

Potential Payments Upon Employment Termination or Change in Control

Benefit Plan Provisions Related to Employment Termination or Change in Control

Severance Plan

Mr. Shinn’s severance amount is calculated pursuant to the terms of his employment agreement as disclosed in Employment and Other Agreements.

Messrs. Merril, Casper, Weinheimer and Winkler are subject to our severance policy for salaried employees. Such named executive officers are entitled to the same payments and benefits as all other salaried employees. Pursuant to this policy, salaried employees who are terminated due to (1) force reductions caused by lack of business or (2) job eliminations caused by downsizing or restructuring are entitled to severance pay conditioned upon signing a standard release agreement. Severance pay consists of one week of pay based on such named executive officer’s base salary as in effect immediately prior to the termination of his employment if the named executive officer’s has been employed by U.S. Silica between six months and two years. There is no severance for employees with less than six months of service. After two years of service, the named executive officer will receive two weeks of pay for each complete year of service up to a maximum of 52 weeks. There is no proration of severance pay for partial years of employment.

2011 Incentive Compensation Plan

Stock Options

Options granted prior to 2014: In the event of voluntary termination or involuntary termination without cause, unvested options would be forfeited and vested options are exercisable until the earlier of (1) 90 days following termination and (2) the expiration of the stated term of the options. In the event of involuntary termination for cause, all vested and unvested options will terminate and expire automatically. In the event of death or disability, unvested options would vest to the same extent as if the participant had been employed by us on the first vesting date to occur after such death or disability. All vested options will remain exercisable until the earlier of (1) one year from the date of death or disability and (2) the expiration of the stated term of the options. In the event of a change in control where the consideration paid is all cash, vesting would accelerate and unvested options would become exercisable. Any options that are not exercised as of the occurrence of a change in control will terminate following the change in control.

Options granted in 2014: Subject to the Compensation Committee’s discretion to accelerate vesting, all unvested stock options will be forfeited upon a participant’s voluntary termination and vested options are exercisable until the earlier of (1) 90 days following termination and (2) the expiration of the stated term of the options. In the event of termination for cause, all vested and unvested options will terminate and expire automatically. In the event of a participant’s termination by U.S. Silica without cause, the unvested options that would have vested on the next vesting date will vest on a pro rata basis, and all vested options will remain exercisable until the earlier of (1) 90 days following termination and (2) the expiration of the stated term of the options. In the event of a participant’s termination as a result of death or disability, the unvested options that would have vested on the next vesting date will vest on a pro rata basis and all vested options will remain exercisable until the earlier of (1) one year from the date of death or disability and (2) the expiration of the stated term of the options. In the event of a participant’s termination as a result of death or disability, by U.S. Silica without cause or as a result of the participant’s retirement at any time upon or following a change in control, all unvested options shall become fully vested.

Service-Based Restricted Stock. Mr. Shinn’s restricted stock will vest pro rata in the event of his termination without cause and in full in the event of his termination without cause following a change in control. Subject to the Compensation Committee’s discretion to accelerate vesting, all unvested shares of restricted stock held by the other named executive officers will be forfeited upon a participant’s termination for any reason. Unless vesting is accelerated by the Committee, in the event of a change in control, unvested restricted stock held by the other named executive officers will not vest and, at the Committee’s discretion, either will be (1) continued or assumed or (2) purchased for an amount of cash equal to the highest price paid for shares of our common stock in the change in control transaction.

Service-Based Restricted Stock Units. Subject to the Compensation Committee’s discretion to accelerate vesting, all unvested restricted stock units will be forfeited upon a participant’s voluntary termination or termination for cause. In the event of a participant’s termination as a result of death or disability, by U.S. Silica without cause or due to the participant’s retirement, the unvested restricted stock units that would have vested on the next vesting date will vest on a pro rata basis. In the event of a participant’s termination as a result of death or disability, by U.S. Silica without cause or as a result of the participant’s retirement at any time upon or following a change in control, all unvested restricted stock units shall become fully vested.

Performance Share Units. Subject to the Compensation Committee’s discretion to accelerate vesting, all performance share units will be forfeited upon a participant’s voluntary termination or termination for cause. In the event of a participant’s termination as a result of death or disability, by U.S. Silica without cause or due to the participant’s retirement, the performance shares units will remain outstanding until the Compensation Committee certifies the level of performance for the performance period and the performance share units will become vested based on actual performance on a pro rata basis. In the event of a participant’s termination as a result of death or disability, by U.S. Silica without cause or as a result of the participant’s retirement at any time upon or following a change in control, all performance share units shall become vested based on the target level of performance.

Under our 2011 Incentive Compensation Plan, a change in control is deemed to have occurred upon:

•	a change in the composition of the Board from the beginning of any period of two consecutive years such that the existing Board or persons who were approved by two-thirds of directors or their successors on the existing Board no longer constitute a majority at the end of such period;

•	the acquisition by a person of 50% or more of our voting securities;

•	the completion of certain mergers, consolidations, share exchanges or similar transactions involving us;

•	the completion of the sale of all or substantially all of our assets; or

•	our liquidation or dissolution.

The information below describes and quantifies certain compensation that would become payable to our named executive officers if, as of December 31, 2014, their employment with us had been terminated or there had been a change in control in U.S. Silica. None of our named executive officers was eligible for retirement as of December 31, 2014. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

	Potential Payments Upon Employment Termination or Change in Control
Name	Cash Severance ($)(1)	Acceleration of Equity Awards ($)(2)	Benefits and Perquisites ($)(3)
B. Shinn
Voluntary/Involuntary with cause	—	—	—
Involuntary without cause	650,000	1,988,736	22,791
Change in Control	—	—	—
Change in Control with qualifying termination	650,000	2,652,313	22,791
Death	—	1,908,498	—
Disability	—	1,908,498	—

D. Merril
Voluntary/Involuntary with cause	—	—	—
Involuntary without cause	27,396	466,710	—
Change in Control	—	313,000	—
Change in Control with qualifying termination	27,396	906,208	—
Death	—	623,210	—
Disability	—	623,210	—

B. Casper
Voluntary/Involuntary with cause	—	—	—
Involuntary without cause	35,769	391,385	—
Change in Control	—	336,517	—
Change in Control with qualifying termination	35,769	827,915	—
Death	—	727,902	—
Disability	—	727,902	—

D. Weinheimer
Voluntary/Involuntary with cause	—	—	—
Involuntary without cause	31,231	457,761	—
Change in Control	—	1,134,000	—
Change in Control with qualifying termination	31,231	1,707,863	—
Death	—	1,024,761	—
Disability	—	1,024,761	—

M. Winkler
Voluntary/Involuntary with cause	—	—	—
Involuntary without cause	47,077	461,286	—
Change in Control	—	365,774	—
Change in Control with qualifying termination	47,077	946,830	—
Death	—	827,060	—
Disability	—	827,060	—

(1)	Reflects cash payout of eligible pay calculated pursuant to the named executive officer’s severance arrangement described above, assuming execution of a standard release agreement.
(2)

Reflects the value of equity awards owned by the named executive officer where vesting is accelerated by the triggering event as described above in Benefit Plan Provisions Related to Employment Termination or Change in Control – 2011 Incentive Compensation Plan. For stock options, this represents the in-the-money value as of December 31, 2014. For stock awards, this represents the fair market value of shares using $25.69 (closing price per share of U.S. Silica common stock on December 31, 2014). For performance share units, payout at target at the end of the performance period is assumed. Assumes the Compensation Committee has not otherwise accelerated vesting.
(3)	Represents reimbursement of current monthly COBRA premium for 12 months.

Director Comp ensation

We did not pay Mr. Shinn, who also is our Chief Executive Officer, for his service as a director. In addition, Messrs. Amara, Ashe and Slobodow, who served on our Board until January 2, 2014, did not receive any compensation from us for their service as directors.

In January 2014, the Compensation Committee (then the Compensation and Governance Committee), with the assistance of management and Exequity, benchmarked our non-employee directors’ mix of compensation and amount of each element of compensation to the outside director compensation reported by the following peer companies, which were the same as the 2014 proxy peer group used for executive compensation benchmarking purposes:

AMCOL International Corporation	Intrepid Potash, Inc.
C&J Energy Services, Inc.	ION Geophysical Corporation
Carbo Ceramics Inc.	PDC Energy Inc.
Clayton Williams Energy, Inc.	Pioneer Energy Services Corp.
Comstock Resources Inc.	Resolute Energy Corporation
Eagle Materials Inc.	TETRA Technologies, Inc.
EPL Oil & Gas, Inc.	Texas Industries, Inc.
GulfMark Offshore, Inc.

Following this review, the Compensation Committee recommended to the Board, and the Board approved, the following compensation for the non-employee members of the Board:

•	annual Board retainer of $60,000, payable in quarterly installments;

•	annual Chairman of the Board retainer of $50,000, payable in quarterly installments;

•	annual Audit Committee Chairman retainer of $20,000, payable in quarterly installments;

•	annual Compensation and Governance Committee Chairman retainer of $15,000, payable in quarterly installments;

•	annual committee retainer of $10,000 for each committee on which a non-employee member of the Board serves (other than as chairman), payable in quarterly installments;

•	a restricted stock unit award in an amount determined by aggregating the amounts set forth below in each category for which a director is eligible for a grant, such award to vest one year following the date of grant subject to pro rata forfeiture if the director terminates Board service before the vesting date

Category	Amount of Grant
Eligible Board member	$90,000
Chairman of the Board	$50,000
Audit Committee Chairman	$20,000
Compensation and Governance Committee Chairman	$15,000

•	reasonable travel expenses to attend meetings.

In May 2014, in connection with a restructuring of the Board’s committees which resulted in the Compensation and Governance Committee being separated into a Compensation Committee and a Nominating and Governance Committee and the appointment of new Chairmen, the Compensation Committee again reviewed the compensation of our non-employee directors against the outside director compensation reported by the peer companies as well as in survey data. Following this review, the Compensation Committee recommended to the Board, and the Board approved, an annual retainer of $15,000 and a restricted stock unit award in the amount of $15,000 to the Chairmen of the Compensation Committee, Nominating and Governance Committee and Executive Committee.

The following table sets forth a summary of the 2014 director compensation:

	Director Compensation
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Rajeev Amara(3)	—		—	—	—	—	—	—
Prescott Ashe(3)	—		—	—	—	—	—	—
Daniel Avramovich(4)	65,000		101,558	—	—	—	—	166,558
Peter Bernard	83,333		117,390	—	—	—	1,404	202,127
William Kacal	115,000	(6)	122,780	—	—	—	1,871	239,651
Charles Shaver	141,667		172,982	—	—	—	—	314,649
Brian Slobodow(3)	—		—	—	—	—	—	—
J. Mike Stice	117,500	(6)	117,390	—	—	—	477	235,367

(1)	For 2014, this column reflects the aggregate grant date fair value of restricted stock unit awards granted in 2014 in accordance with FASB ASC Topic 718 and as reported in Note O of the audited financial statements contained in U.S. Silica’s 2014 Form 10-K, but assuming no forfeitures. The aggregate number of restricted stock units outstanding as of December 31, 2014 was as follows:

Avramovich	2,787
Bernard	3,239
Kacal	3,512
Shaver	4,948
Stice	3,239

(2)	Mr. Bernard had options to purchase 5,000 shares of our common stock as of December 31, 2014. On February 28, 2014, he exercised options to purchase 5,000 shares of our common stock and holds those shares. Mr. Kacal had options to purchase 10,000 shares of our common stock as of December 31, 2014. Messrs. Bernard and Kacal’s options were granted in 2012. Mr. Slobodow had options to purchase 59,933 shares of our common stock as of December 31, 2014. These options were granted in 2011 when Mr. Slobodow was one of our executive officers. Upon Mr. Slobodow’s resignation from our Board on January 2, 2014, the Board approved an agreement with Mr. Slobodow pursuant to which U.S. Silica agreed to permit Mr. Slobodow’s existing options to vest in accordance with his current vesting schedule in exchange for Mr. Slobodow’s agreement not to compete with U.S. Silica or solicit U.S. Silica’s employees for a two year period.
(3)	Messrs. Amara, Ashe and Slobodow resigned from the Board on January 2, 2014.
(4)	Mr. Avramovich joined the Board in March 2014.
(5)	Represents cash dividends paid on vested equity awards.
(6)	Includes $37,500 paid to Mr. Stice and $25,000 paid to Mr. Kacal for additional Board service in connection with the consideration of strategic transactions.

As disclosed in Stock Ownership, each of our non-employee directors owns equity in U.S. Silica. Under stock ownership guidelines adopted by the Compensation Committee in February 2014, each non-employee director is required to acquire and maintain holdings of U.S. Silica common stock, which includes restricted stock units, equal to at least three times the director’s annual director cash retainer within five years of becoming subject to the requirement.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis beginning on page 19 with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2015 annual meeting of shareholders.

J. Michael Stice, Chairman

Daniel Avramovich

Charles Shaver

COMPENSATION RISK ASSESSMENT

U.S. Silica has conducted a comprehensive analysis of the risk profile of our employee and executive compensation policies and programs, and determined that the risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on U.S. Silica. This comprehensive risk assessment was conducted by U.S. Silica management, with assistance from the Committee’s compensation consultant. Management’s risk assessment was presented to the Compensation Committee in March 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors, executive officers and beneficial owners of more than 10% of the shares of our common stock are required to file initial reports of ownership and reports of changes of ownership of our common stock with the Securities and Exchange Commission. Based upon a review of these filings and written representations from our directors, executive officers and beneficial owners of more than 10% of the shares of our common stock, all required filings were timely made, with the exception of one late Form 4 filing for each of Messrs. Blanchard, Casper, Merril, Murry, Shinn, Tedrow, Weinheimer, Winkler and Yoxtheimer and Ms. Marshall relating to the grant of restricted stock units and one late Form 4 filing for Mr. Yoxtheimer relating to the vesting of restricted stock, each of which was due to administrative error.

PROPOSAL NO. 2: RATIFICATION OF GRANT THORNTON LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

Vote Required; Recommendation of the Board of Directors

Approval of the proposal to ratify Grant Thornton LLP as our independent registered public accounting firm for the year 2015 requires the affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting and entitled to vote, assuming a quorum is present. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not have any effect on the results of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

General

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm, Grant Thornton LLP is responsible for performing independent audits of our Consolidated Financial Statements and our internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of our internal control over financial reporting. The Audit Committee monitors our financial reporting and internal control processes and reports to the Board on its findings.

The Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Grant Thornton LLP has been our independent auditors since 2004. A member of Grant Thornton LLP will be at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions. If the shareholders fail to ratify Grant Thornton LLP as the independent registered public accounting firm, the Audit Committee will reconsider its selection.

The following table presents fees billed for professional audit services and other services rendered to us by Grant Thornton LLP for the years ended December 31, 2014 and 2013.

	2014	2013
Audit Fees	$712,023	$746,815
Audit-Related Fees(1)	218,471	16,800
Tax Fees	—	—
All Other Fees	—	—

Total	$930,494	$763,615

(1)	For 2014, represents services in connection with our evaluation of the acquisition of Cadre Services, Inc. and other strategic transactions and audits of the financial statements of certain wholly-owned subsidiaries. For 2013, represents services in connection with audits of the financial statements of certain wholly-owned subsidiaries.

The Audit Committee has adopted a policy for pre-approving the services and associated fees of our independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all services and associated fees provided to us by our independent registered public accounting firm, with certain exceptions described in the policy. In order to safeguard the independence of Grant Thornton LLP, for each engagement to perform a non-audit service, (a) management and Grant Thornton LLP affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) management describes the reasons for hiring Grant Thornton LLP to perform the services; and (c) Grant Thornton LLP affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chair its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by Grant Thornton LLP in 2014 and 2013 were audit or audit-related and are permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures.

PROPOSAL NO. 3: ADVISORY VOTE ON COMPENSATION OF NAMED

EXECUTIVE OFFICERS

Executive Compensation Philosophy

The key objectives of our executive compensation programs are (1) to attract, motivate, reward and retain superior executive officers with the skills necessary to successfully lead and manage our business, (2) to achieve accountability for performance by linking annual cash incentive compensation to the achievement of measurable performance objectives, and (3) to align the interests of the executive officers and our shareholders through short-and long-term incentive compensation programs. For our named executive officers, these short- and long-term incentives are designed to accomplish these objectives by providing a significant financial correlation between our financial results and their total compensation.

At our 2014 annual meeting, we received very strong support from our shareholders for our 2013 executive compensation program with over 98% of the votes cast in favor of the say-on-pay proposal. We believe the voting results demonstrated strong support for the overall design and results of our compensation program in 2013, which included strong alignment between pay and performance. For 2014, the overall design of our executive compensation program remained largely unchanged.

In 2014, a significant portion of the compensation of our Chief Executive Officer and other named executive officers consisted of cash and equity incentive compensation contingent upon the achievement of financial performance, as measured by Adjusted EBITDA, business unit and/or individual performance goals. Performance-based compensation aligns the interests of our Chief Executive Officer and other named executive officers with the interests of our shareholders because the amount of compensation ultimately received will vary with our company’s financial performance. Additionally, our equity compensation, in the form of stock options, performance share units and restricted stock units, derives its value from our equity value, which is likely to fluctuate based on our financial performance.

We believe that the 2014 compensation of U.S. Silica’s named executive officers was appropriate and aligned with U.S. Silica’s 2014 strategic objectives and performance. We encourage you to read the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 19, which describes in more detail U.S. Silica’s compensation philosophy and the policies and procedures that have been designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables, notes and narrative, beginning on page 35 of this Proxy Statement, which provide detailed information on the compensation of U.S. Silica’s named executive officers.

Vote Required; Recommendation of the Board of Directors

We are requesting shareholders to approve the following non-binding, advisory resolution at the 2015 annual meeting of shareholders:

RESOLVED, that the shareholders of U.S. Silica provide their advisory approval of the compensation of U.S. Silica’s named executive officers disclosed in the Compensation Discussion and Analysis, the compensation tables and related notes and narrative contained in the Proxy Statement for U.S. Silica’s 2015 Annual Meeting of Shareholders.

Approval of this advisory proposal requires the affirmative vote of a majority of the votes cast by holders of shares of U.S. Silica common stock present in person or by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not have any effect on the results of the vote.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers as described in this Proxy Statement. This vote is advisory and therefore not binding on U.S. Silica or its Board of Directors. The Board of Directors, however, will review the outcome of this vote and will take it into account in making determinations concerning the compensation of our executive officers in the future.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 4: APPROVAL OF THE AMENDED AND RESTATED

U.S. SILICA HOLDINGS, INC. 2011 INCENTIVE COMPENSATION PLAN

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter hereof is required to approve the U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan (as amended and restated). Pursuant to applicable Delaware law, abstentions will have the effect of a vote against this proposal, whereas broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED U.S. SILICA HOLDINGS, INC. 2011 INCENTIVE COMPENSATION PLAN. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

Overview

The Company maintains the U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan for the benefit of eligible directors, officers, employees and certain other service providers of the Company and the Company’s subsidiaries. The Company’s shareholders are being asked to approve an amendment and restatement of the 2011 Incentive Compensation (which we refer to in this Proposal as the “Plan”), which was approved by the Board of Directors on February 12, 2015 and will become effective as of May 7, 2015, subject to shareholder approval. The Company is not seeking an increase in the number of shares available under the Plan. As discussed below, the Plan’s annual automatic increase provision is being eliminated. As a result of that provision, there were approximately 6,360,000 shares available for issuance under the Plan as of March 9, 2015. After the amendment and restatement, the aggregate number of shares of common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted will be fixed at 6,300,000 shares.

The amendment and restatement of the Plan incorporates the provisions of the Plan as currently in effect and includes the following items that require shareholder approval:

•	extension of the term of the Plan through May 7, 2025 (currently the Plan is scheduled to expire on July 7, 2021);

•	the Section 162(m) performance goals under the Plan (as described in further detail below in the section captioned “Performance Goals”);

•	the Section 162(m) annual grant limitations applicable to grants of each type of award under the Plan to individual plan participants (as described in further detail below in the section captioned “Available Shares”); and

•	the annual grant limitation applicable to grants of awards under the Plan to non-employee directors (as described in further detail below in the section captioned “Available Shares”).

Approval of the Section 162(m) items described above will allow certain incentive awards granted under the Plan to executive officers of the Company to qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code, which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to the principal executive officer and to certain of the other most highly compensated executive officers of publicly held companies. Section 162(m) of the Internal Revenue Code generally requires such performance goals to be approved by stockholders every five years. The Company previously relied on an exemption under Section 162(m) of the Internal Revenue Code applicable to publicly held companies during a transition period following their initial public offerings. During this transition period, the Company was exempt from the limitations of Section 162(m) of the Internal Revenue Code to the extent that compensation was paid pursuant to the Plan. However, the transition period under Section 162(m) of the Internal Revenue Code is expiring, and the Company is now required to have the performance goals under the Plan approved by the Company’s shareholders.

The Board of Directors has also adopted the following other modifications to the Plan, which do not require shareholder approval:

•	Elimination of the annual automatic increase of the aggregate share reserve under the Plan (which previously provided for annual increases in the Plan share reserve equal to the lesser of (1) 2% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year, and (2) such lesser number of shares as determined by the Compensation Committee);

•	Deletion of the share recycling provision under the Plan, which allowed shares of the Company’s common stock that were delivered or exchanged by a participant as full or partial payment to the Company for payment of the exercise price or for payment of withholding taxes to again be available for issuance pursuant to awards granted under the Plan;

•	Addition of express language prohibiting the “repricing” of stock options and stock appreciation rights granted under the Plan without the consent of shareholders;

•	Elimination of provision allowing for the “reload” of stock options and the exercise of stock options prior to vesting in exchange for restricted stock;

•	Addition of express language to provide that awards granted under the Plan will have a minimum vesting period of one year following the date of grant;

•	Addition of express language to provide that awards under the Plan will be subject to any recoupment policy that the Company may have in place or any obligation that the Company may have regarding the clawback of “incentive-based compensation” under the Securities Exchange Act of 1934 or under any applicable rules and regulations promulgated by the Securities and Exchange Commission; and

•	Certain other minor clarifying amendments to the Plan to reflect developments in applicable law and equity compensation market practices.

If the requisite shareholder approval is not obtained, the Plan (as amended and restated) will not take effect to the extent shareholder approval is required, but the Company may continue to grant awards under the Plan in accordance with the current terms and conditions of the Plan.

The following is a summary of the material terms of the Plan (as amended and restated). Such description is qualified by reference to the full text of the Plan (as amended and restated), which is appended hereto as Annex A.

Description of the 2011 Incentive Compensation Plan (as amended and restated)

Purpose

The Plan provides for grants of stock options, stock appreciation rights, restricted stock and other incentive-based awards. Independent directors, officers and other employees of the Company and the Company’s subsidiaries, as well as others performing consulting or advisory services for the Company, will be eligible for grants under the Plan. The purpose of the Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in the Company’s long-term success or compensation based on their performance in fulfilling their personal responsibilities.

Administration

The Plan is administered by the Compensation Committee of the Company’s Board of Directors. Among the committee’s powers are the power to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the Plan or any award agreement, amend the terms of outstanding awards, and adopt such rules, forms, instruments and guidelines for administering the Plan as it deems necessary or proper. All actions, interpretations and determinations by the committee are final and binding.

The Compensation Committee will have full authority to administer and interpret the Plan, to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Compensation Committee, in its sole discretion, deems necessary or desirable.

Available Shares

The aggregate number of shares of common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted is 6,300,000 shares. The shares may be either authorized and unissued shares of the Company’s common stock or shares of common stock held in or acquired for the Company’s treasury. Each share of common stock issued pursuant to awards of stock options and stock appreciation rights under the Plan will reduce the aggregate share reserve under the Plan by one share. Each share of common stock issued pursuant to awards other than stock options and stock appreciation rights under the Plan will reduce the aggregate share reserve under the Plan by 1.35 shares. In general, if awards under the Plan are for any reason cancelled or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan.

The maximum number of shares of the Company’s common stock with respect to which any stock option, stock appreciation right, shares of restricted stock or other stock-based awards that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Internal Revenue Code and may be granted under the Plan during any fiscal year to any eligible individual is 1,500,000 shares (per type of award). The total number of shares of the Company’s common stock with respect to all awards that may be granted under the Plan during any fiscal year to any eligible individual is 1,500,000 shares. There are no annual limits on the number of shares of the Company’s common stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible individuals. The maximum number of shares of the Company’s common stock subject to any performance award which may be granted under the Plan during any fiscal year to any eligible individual is 1,500,000 shares. The maximum value of a cash payment made under a performance award which may be granted under the Plan during any fiscal year to any eligible individual is $7,500,000. The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all types of awards granted under the Plan to any individual non-employee director in any fiscal year (excluding awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers and any stock dividends payable in respect of outstanding awards) may not exceed $500,000.

Eligibility for Participation; Minimum Vesting

Independent members of the Company’s Board of Directors, as well as employees of, and consultants to, the Company or any of the Company’s subsidiaries and affiliates are eligible to receive awards under the Plan. The selection of participants is within the sole discretion of the Compensation Committee. As of March 9, 2015, approximately 1,100 employees and independent members of the Company’s Board of Directors were eligible to receive awards under the Plan. Awards granted under the Plan generally will have a minimum vesting period of one year following the date of grant.

Award Agreement

Awards granted under the Plan will be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant’s employment, as determined by the Compensation Committee in its sole discretion.

Stock Options

The Compensation Committee may grant nonqualified stock options and incentive stock options to purchase shares of the Company’s common stock to eligible participants. The Compensation Committee will determine the number of shares of common stock subject to each option, the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10% shareholder, the exercise price, the vesting schedule, if any, and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of common stock at the time of grant or, in the case of an incentive stock option granted to a 10% shareholder, 110% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at grant and the exercisability of such options may be accelerated by the committee in its discretion.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (which we refer to as SARs), either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (which we refer to as a Tandem SAR), or independent of a stock option (which we refer to as a Non-Tandem SAR). A SAR is a right to receive a payment in shares of our common stock or cash, as determined by the Compensation Committee, equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Company’s common stock on the date of grant in the case of a Non-Tandem SAR. The Compensation Committee may also grant limited SARs, either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the Plan, or such other event as the Compensation Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock

The Compensation Committee may award shares of restricted stock. Except as otherwise provided by the Compensation Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Compensation and Governance may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Compensation Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including, without limitation, dispositions and acquisitions, and other similar events or circumstances. Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Plan and are discussed in general below.

Other Stock-Based Awards

The Compensation Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units under the Plan that are payable in cash or denominated or payable in or valued by shares of common stock or factors that influence the value of such shares. The Compensation Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan and discussed in general below.

Other Cash-Based Awards

The Compensation Committee may grant awards payable in cash. Cash-based awards will be in such form, and dependent on such conditions, as the Compensation Committee will determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the Compensation Committee may accelerate the vesting of such award in its discretion.

Performance Awards

The Compensation Committee may grant a performance award to a participant payable upon the attainment of specific performance goals. The Compensation Committee may grant performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code as well as performance awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Based on service, performance and/or such other factors or criteria, if any, as the Compensation Committee may determine, the Compensation Committee may, at or after grant, accelerate the vesting of all or any part of any performance award.

Performance Goals

The Compensation Committee may grant awards of restricted stock, performance awards, and other stock-based awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Compensation Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following measures selected by the Compensation Committee: (1) earnings per share; (2) operating income; (3) gross income; (4) net income (before or after taxes); (5) cash flow; (6) gross profit; (7) gross profit return on investment; (8) gross margin return on investment; (9) gross margin; (10) operating margin; (11) working capital; (12) earnings before interest and taxes; (13) earnings before interest, tax, depreciation and amortization; (14) return on equity; (15) return on assets; (16) return on capital; (17) return on invested capital; (18) net revenues; (19) gross revenues; (20) revenue growth; (21) net revenues by segment; (22) revenue growth by segment; (23) overall contribution margin; (24) contribution margin growth; (25) contribution margin by segment; (26) sales or market share; (27) total shareholder return; (28) economic value added; (29) specified objectives with regard to limiting the level of increase in all or a portion of our bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the committee in its sole discretion; (30) the fair market value of a share of common stock; (31) the growth in the value of an investment in the common stock assuming the reinvestment of dividends; (32) reduction in operating expenses; (33) volume growth by segment; (34) overall volume growth; (35) price growth by segment; (36) overall price growth; (37) reduction in variable costs; (38) reduction in fixed costs; (39) asset productivity; (40) cost per ton; (41) output per employee; (42) logistics efficiency; or (43) customer acquisitions.

To the extent permitted by law, the Compensation Committee may also exclude the impact of an event or occurrence which the Compensation Committee determines should be appropriately excluded, including: (1) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (2) an event either not directly related to the Company’s operations or not within the reasonable control of management; or (3) a change in accounting standards required by generally accepted accounting principles.

Performance goals may also be based on an individual participant’s performance goals, as determined by the Compensation Committee, in its sole discretion.

In addition, all performance goals may be based upon the attainment of specified levels of the Company’s performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The Compensation Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control

In connection with a change in control, as defined in the Plan, the Compensation Committee may accelerate vesting of outstanding awards under the Plan. In addition, such awards may be, in the discretion of the Compensation Committee, (1) assumed and continued or substituted in accordance with applicable law, (2) purchased by the Company for an amount equal to the excess of the price of a share of common stock paid in the change in control over the exercise price of the award(s), or (3) cancelled if the price of a share of common stock paid in a change in control is less than the exercise price of the award.

Stockholder Rights

Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock a participant has no rights as a stockholder with respect to shares of our common stock covered by any award until the participant becomes the record holder of such shares.

Amendment and Termination

Notwithstanding any other provision of the Plan, the Company’s Board of Directors may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.

Transferability

Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Effective Date; Term

The Plan will be effective as of May 7, 2015, subject to shareholder approval. No award will be granted under the Plan on or after May 7, 2025.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Internal Revenue Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, (iii) certain awards under the Plan may be subject to the requirements of Section 409A of the Internal Revenue Code (regarding nonqualified deferred compensation), and (iv) if the exercisability or vesting of any option or other award is accelerated because of a change in control, such option or other award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their options and other awards.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Grants and Awards under the Plan

As of March 9, 2015, the following outstanding equity awards have been granted under the Plan to each of the executive officers named below, all current executive officers as a group, all non-employee directors as a group, and all other employees, respectively:

Name	Number of Shares Underlying Options/SARs	Weighted Average Exercise Price of Options/SARs	Number of Shares Underlying Restricted Stock Awards/Stock Unit Awards
Bryan A. Shinn	100,047	$39.52	168,719
Donald A. Merril	76,437	$27.25	45,606
Bradford B. Casper	94,789	$25.91	45,460
Don D. Weinheimer	150,730	$18.41	42,970
Michael L. Winkler	126,979	$28.13	59,487
All Executive Officers as a Group (10 people)	754,394	$27.69	487,856
All Non-Employee Directors as a Group (5 people)	15,000	$17.56	39,302
All Other Employees	342,090	$19.69	124,497

In February 2015, subject to approval of the Plan by shareholders, the following awards were granted under our 2015 annual cash bonus incentive program for executive officers:

2015 Annual Bonus Incentive Program for Executive Officers(1)

Name	Target Award($)	Maximum Award ($)
Bryan A. Shinn	650,000	1,300,000
Donald A. Merril	271,150	542,300
Bradford B. Casper	207,000	414,000
Don D. Weinheimer	311,000	622,000
Michael L. Winkler	405,000	810,000
All Executive Officers as a Group (10 people)	2,593,500	5,187,000
All Non-Employee Directors as a Group (5 people)	—	—
All Other Employees	—	—

(1)	For purposes of qualifying payouts under the 2015 annual bonus incentive program for executive officers as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, the Compensation Committee established the performance metric for the 2015 annual bonus incentive program under the Plan of net income after taxes, as audited and determined in accordance with U.S. generally accepted accounting principles, for the year ended December 31, 2015 of at least $25 million, subject to shareholder approval of the Plan. Upon attainment of this performance metric, participants in the executive annual bonus incentive program may be entitled to receive up to 200% of their target award, subject to the discretion of the Compensation Committee to reduce such payout based on other company performance metrics, business unit performance and individual performance during 2015. As a result, the actual payouts pursuant to these awards are not currently determinable.

Future Plan Awards. The terms and number of options or other awards to be granted in the future under the Plan are to be determined in the discretion of the Compensation Committee. Since no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible employees or non-employee directors cannot be determined at this time.

As of March 9, 2015, the closing price on the New York Stock Exchange of the Company’s common stock was $31.87 per share.

Equity Compensation Plan Information

The following table sets forth, as of March 9, 2015, certain information related to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—		—	—
Equity compensation plans not approved by security holders	1,809,315	(1)	$23.38	6,358,084	(2)
Total	1,809,315		$23.38	6,358,084

(1)	Represents options to purchase 1,148,984 shares of common stock and 660,331 shares of restricted stock. The options have a weighted average remaining term of 7.98 years.
(2)	Pursuant to U.S. Silica’s 2011 Incentive Compensation Plan. These shares will no longer be available for issuance if shareholders approve the Amended and Restated 2011 Incentive Compensation Plan.

PROPOSAL NO. 5: APPROVAL OF AMENDMENT TO SECOND AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE REQUIREMENT

OF PLURALITY VOTING FOR DIRECTORS

Vote Required; Recommendation of the Board of Directors

Approval of the amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors requires the affirmative vote of at least 66 2/3% of the voting power of all outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

Overview

The Nominating and Governance Committee and the Board have carefully considered the advantages and disadvantages of electing directors by a majority vote standard and have determined that it is appropriate to implement majority voting for uncontested director elections through amendments to our Certificate of Incorporation, Bylaws and Corporate Governance Guidelines.

Currently, Section 3 of ARTICLE SIX of our Second Amended and Restated Certificate of Incorporation sets forth the voting standard applicable to the election of directors. It requires that directors be elected by a plurality vote. In plurality voting, the nominees for available directorships who receive the highest number of affirmative votes cast are elected, whether or not such “for” votes constitute a majority of all votes (including those withheld). Conversely, under a majority voting standard, a director nominee is only elected if the number of votes cast “for” the nominee’s election is greater than the number of votes cast “against” that director nominee. Abstentions are not considered votes cast “for” or “against” the nominee. Under such a system, a director nominee in a contested election (one in which the number of director nominees exceeds the number of directors to be elected) would continue to be elected by a plurality of the votes cast.

The Board has approved an amendment to Section 8 of ARTICLE II of the Company’s Bylaws, which would only become effective upon the effectiveness of this amendment to the Certificate of Incorporation. The Bylaw amendment provides for a majority vote standard in uncontested director elections, while retaining a plurality vote standard in the event of a contested election. If the proposed amendment to the Certificate of Incorporation becomes effective, the Bylaw amendment would apply to the election of directors at the Company’s 2016 annual meeting of shareholders. The Board will also amend our Corporate Governance Guidelines to adopt a director resignation policy that requires an incumbent director who is not re-elected to tender his or her resignation for the Board’s consideration, to become effective upon the effectiveness of this amendment to the Certificate of Incorporation and the amendment to the Bylaws.

The text of revised Section 3 of ARTICLE SIX of our Second Amended and Restated Certificate of Incorporation, and the proposed deletions indicated by strike-out, are set forth in Annex B to this proxy statement. If approved, this amendment will become effective upon filing of a certificate of amendment of our Second Amended and Restated Certificate of Incorporation, or a Third Amended and Restated Certificate of Incorporation if Proposal No. 6 also is approved by shareholders, with the Secretary of State of the State of Delaware. We expect to make such a filing promptly after the annual meeting.

PROPOSAL NO. 6: APPROVAL OF AMENDMENTS TO SECOND AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION TO REMOVE CERTAIN

PROVISIONS RELATING TO OWNERSHIP OF STOCK BY OUR FORMER

CONTROLLING SHAREHOLDER

Vote Required; Recommendation of the Board of Directors

Approval of amendments to the Second Amended and Restated Certificate of Incorporation to repeal provisions relating to the ownership of our stock by our former controlling shareholder that are no longer necessary require the affirmative vote of at least 66 2/3% of the voting power of all outstanding shares of common stock as of the Record Date for all other amendments. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

Overview

The Board recommends that our Second Amended and Restated Certificate of Incorporation be amended to repeal certain provisions relating to the ownership of our stock by our former controlling shareholder, Golden Gate Private Equity, Inc. and its affiliates (“Golden Gate Capital”). These provisions provided for certain approval rights and rights relating to the calling of special shareholder meetings and acting by written consent so long as Golden Gate Capital owned at least 35% of our outstanding shares of common stock and excluded Golden Gate Capital from provisions governing transactions with interested shareholders. Golden Gate Capital ceased to be a shareholder in December 2013, and as a result, the Board believes that these provisions are no longer necessary.

The text of the revisions to our Second Amended and Restated Certificate of Incorporation, and the proposed deletions indicated by strike-out, are set forth in Annex C to this proxy statement. If approved, these amendments will become effective upon filing of a Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. We expect to make such a filing promptly after the annual meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

FOR NEXT YEAR

For inclusion in next year’s proxy statement: Any shareholder who desires to include a proposal in our proxy statement for the 2016 annual meeting must deliver it so that it is received by November 28, 2015. In addition, a shareholder must meet all requirements under the rules of the SEC necessary to have a proposal included in our proxy statement.

For presentation at the next annual meeting of shareholders: Under our bylaws, any shareholder who wants to propose a nominee for election as a director, or to present any other proposal, at the 2016 annual meeting must deliver the proposal so it is received no later than February 7, 2016 and no earlier than January 8, 2016. Under our bylaws, however, if the date of the 2016 annual meeting is changed so that it is more than 30 days earlier or later than May 7, 2016 any such proposals must be delivered by the later of (1) 10 days following the day on which we first publicly announce the date of the 2016 annual meeting or (2) the date that is 90 days prior to the 2016 annual meeting.

Any proposals must be sent, in writing, to the Corporate Secretary, U.S. Silica Holdings, Inc., 8490 Progress Drive, Suite 300, Frederick, Maryland 21701.

Annex A

AMENDED AND RESTATED

U.S. SILICA HOLDINGS, INC.

2011 INCENTIVE COMPENSATION PLAN

ARTICLE I

PURPOSE

The purpose of this Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3 “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award or Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award

(or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s, dishonesty, fraud, moral turpitude, willful misconduct or refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 “Change in Control” has the meaning set forth in Section 11.2.

2.8 “Change in Control Price” has the meaning set forth in Section 11.1(b).

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

2.11 “Common Stock” means the common stock, $0.01 par value per share, of the Company.

2.12 “Company” means U.S. Silica Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.13 “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.

2.14 “Detrimental Activity” means, unless otherwise determined by the Committee, in the applicable Award Agreement: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information, trade secrets or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any customer or prospective customer of the Company or its Affiliates at the time of a Participant’s Termination, without, in all cases, written authorization from the Company; (e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). For purposes of sub-sections (a), (c), (d) and (f) above, the General Counsel or the Chief Executive Officer of the Company shall have authority to provide the Participant, except for himself or herself, with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.15 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16 “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17 “Effective Date” means the effective date of the Plan as defined in Article XV.

2.18 “Eligible Employee” means each employee of the Company or an Affiliate.

2.19 “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.21 “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.22 “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

2.23 “Full Value Award” means any Award other than a Stock Option or Stock Appreciation Right, which is settled through the issuance of shares of Common Stock.

2.24 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.25 “Lead Underwriter” has the meaning set forth in Section 14.20.

2.26 “Lock-Up Period” has the meaning set forth in Section 14.20.

2.27 “Merger Event” has the meaning set forth in Section 4.2(b).

2.28 “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

2.29 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.30 “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.31 “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.32 “Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

2.33 “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.34 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.35 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.36 “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.37 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

2.38 “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.39 “Plan” means this Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan, as amended from time to time.

2.40 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.41 “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.

2.42 “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.43 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.44 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable treasury regulations thereunder.

2.45 “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.46 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.47 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.48 “Share Authorization” has the meaning set forth in Section 4.1(a).

2.49 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.50 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.

2.51 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.52 “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.53 “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.54 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.55 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

2.56 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.57 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

2.58 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Code Section 162(m) and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. In the event that any member of the Committee does not qualify as a “non-employee director” for purposes of Section 16 of the Exchange Act, then all compensation that is intended to be exempt from Section 16 will also be approved by the Board or a subcommittee made up of members of the Board who qualify as non-employee directors. In the event that any member of the Committee does not qualify as an “outside director” for purposes of Section 162(m) of the Code, then all compensation that is intended to be exempt from Section 162(m) of the Code will also be approved by a subcommittee made up of members of the Board who qualify as outside directors.

3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(i) to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(j) solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

3.3 Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

ARTICLE IV

SHARE LIMITATION

4.1 Shares. (a) Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 6,300,000 shares (the “Share Authorization”). The shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The full number of Stock Appreciation Rights granted that are to be settled in Common Stock shall be counted against the number of shares of Common Stock available for award under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. Any shares of Common Stock tendered or withheld to satisfy tax withholding obligations on an Award issued under the Plan, shares of Common Stock tendered or withheld to pay the exercise price of an Award under the Plan, and shares of Common Stock repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available for grant under this Plan.

(b) Limit on Full Value Awards. To the extent that a share of Common Stock is issued pursuant to the grant or exercise of a Full Value Award, it shall reduce the Share Authorization by 1.35 shares of Common

Stock; and, to the extent that a share of Common Stock is issued pursuant to the grant or exercise of an Award other than a Full Value Award, it shall reduce the Share Authorization by one (1) share of Common Stock.

(c) Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:

(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be one million five hundred thousand (1,500,000) shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed one million five hundred thousand (1,500,000) shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii) The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be one million five hundred thousand (1,500,000) shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

(iv) The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be seven million five hundred thousand dollars ($7,500,000).

(v) The individual Participant limitations set forth in this Section 4.1(c) (other than Section 4.1(c)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(d) Annual Non-Employee Director Award Limitation. The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted under the Plan to any individual Non-Employee Director in any fiscal year of the Company (excluding Awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers and any stock dividends payable in respect of outstanding Awards) shall not exceed $500,000.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b) Subject to the provisions of Section 4.2(d), in the event of a dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property) other than regular cash dividends, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, Change in Control or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan (a “Section 4.2 Event”), the Committee shall equitably adjust (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, (ii) the maximum share limitation applicable to each type of Award that may be granted to any individual participant in any calendar year, (iii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iv) the exercise price with respect to any Stock Option or any Stock Appreciation Right. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. If the Company enters into or is involved in any merger, reorganization, Change in Control or other business combination with any person or entity (a “Merger Event”), the Committee may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute Awards in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Merger Event. Upon receipt by any affected Participant of any such substitute Award (or payment) as a result of any such Merger Event, such Participant’s affected Awards for which such substitute Awards (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event or Merger Event (an “Other Extraordinary Event”), then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any Section 4.2 Event, Merger Event, or any Other Extraordinary Event.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a Merger Event in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Awards that provide for a Participant elected exercise, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 10 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Awards that are then outstanding and vested as of such exercised date, but any such exercise may be indicated as contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, any such notice and contingent exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1 General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3 General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

5.4 Minimum Vesting Requirements. The minimum vesting period for any Award shall be one (1) year from the date of grant.

ARTICLE VI

STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

6.4 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of an Incentive Stock Option shall be at least equal to 100% (or, in the case of a Ten Percent Stockholder, 110%) of the Fair Market

Value of the Common Stock at the time of grant. To the extent that a Stock Option is granted with an exercise price that is less than 100% of the Fair Market Value of the Common Stock at the time of grant, such Stock Option will be intended to comply with the requirements of Section 409A of the Code, and the Committee shall take such requirements into account when approving any such grant.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, and subject to Section 5.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised). Unless otherwise determined by the Committee at the time of grant, the Option agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise of the Stock Option (whether vested or unvested), all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date that the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award Agreement.

(f) Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of one year from the date of such Termination (or in the case of death, by the legal representative of the Participant’s estate), but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the case of a Termination due to Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h) Voluntary Termination. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i) Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j) Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2) nor may any cash payment be made for a surrendered Option, unless such action is approved by the stockholders of the Company.

(m) Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.

(n) Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant. To the extent that a Stock Appreciation Right is granted with an exercise price that is less than 100% of the Fair Market Value of the Common Stock at the time of grant, such Stock Appreciation Right will be intended to comply with the requirements of Section 409A of the Code, and the Committee shall take such requirements into account when approving any such grant.

(b) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent that the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, and subject to Section 5.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised).

Unless otherwise determined by the Committee at grant, the Award Agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(f) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).

(g) Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.

7.6 No Repricings or Cash Buyouts of Stock Appreciation Rights. Notwithstanding the foregoing, an outstanding Stock Appreciation Right may not be modified to reduce the exercise price thereof nor may a new Stock Appreciation Right at a lower price be substituted for a surrendered Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2) nor may any cash payment be made for a surrendered Stock Appreciation Right, unless such action is approved by the stockholders of the Company.

ARTICLE VIII

RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule (subject to Section 5.4) and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event that the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2 Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Amended and Restated U.S. Silica Holdings, Inc. (the “Company”) 2011 Incentive Compensation Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated             . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a) Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”)

commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(b) Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to vote such shares, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares, and the right to receive all dividends and other distributions paid with respect to the Restricted Stock, provided that such dividends or other distributions will be subject to the same vesting requirements as the underlying Restricted Stock and shall be paid at the time the Restricted Stock becomes vested. If dividends or distributions are paid in shares of Common Stock, such shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares, if any, shall be delivered to the Participant, unless the Committee elects to use another system, such as book entries by the transfer agent. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE AWARDS

9.1 Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the

Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

Unless otherwise determined by the Committee at grant, each Performance Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of the Performance Award, the Committee may direct (at any time within one year thereafter) that all of the unvested portion of the Performance Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain that the Participant realized from any Performance Award that had vested in the period referred to above.

With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c).

9.2 Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a) Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.

(b) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(c) Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(e) Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f) Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

ARTICLE X

OTHER STOCK-BASED AND CASH-BASED AWARDS

10.1 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock- Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

10.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

(c) Vesting. Subject to Section 5.4, any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

10.3 Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

10.4 Detrimental Activity. Unless otherwise determined by the Committee at grant, the Award Agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise, distribution or settlement of any Other Stock-Based Award and/or Other Cash-Based Award, such Other Stock-Based Awards and/or Other Cash-Based Awards held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise, distribution or settlement of an Other Stock-Based Award and/or Other Cash-Based Award, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date of exercise, distribution, or settlement of an Other Stock-Based Award and/or Other Cash-Based Award, the Company shall be entitled to recover from the Participant at any time within one year after such exercise, settlement, or distribution, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise, distribution or settlement (whether at the time of exercise, distribution or settlement or thereafter).

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest and a Participant’s Awards shall be treated in accordance with one of the following methods as determined by the Committee:

(a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof in a manner consistent with the requirements of Section 409A of the Code, as determined by the Committee, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c) Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award in connection with a Change of Control of the Company.

11.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of any such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

ARTICLE XII

TERMINATION OR AMENDMENT OF PLAN

12.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(c) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award, except in accordance with Section 6.4(l); or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE XIV

GENERAL PROVISIONS

14.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

14.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.6 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.7 Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).

14.8 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.9 Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

14.10 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12 Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

14.13 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.16 Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter to the extent permitted under Section 409A of the Code.

14.17 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.18 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.19 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20 Lock-Up Agreements. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.

14.21 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

14.22 Section 162(m) of the Code. Notwithstanding any other provision of the Plan to the contrary, the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

14.23 Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.

ARTICLE XV

EFFECTIVE DATE OF PLAN

The Plan shall become effective at 12:01 a.m. Eastern Time on May 7, 2015, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based compensation” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

ARTICLE XVII

NAME OF PLAN

This Plan shall be known as the “Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan.”

EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:

•	earnings per share;

•	operating income;

•	gross income;

•	net income (before or after taxes);

•	cash flow;

•	gross profit;

•	gross profit return on investment;

•	gross margin return on investment;

•	gross margin;

•	operating margin;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, tax, depreciation and amortization;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth;

•	net revenues by segment;

•	revenue growth by segment;

•	overall contribution margin;

•	contribution margin growth;

•	contribution margin by segment;

•	sales or market share;

•	total shareholder return;

•	economic value added;

•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•	the fair market value of a share of Common Stock;

•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;

•	reduction in operating expenses;

•	volume growth by segment;

•	overall volume growth;

•	price growth by segment;

•	overall price growth;

•	reduction in variable costs;

•	reduction in fixed costs;

•	asset productivity;

•	cost per ton;

•	output per employee;

•	logistics efficiency; or

•	customer acquisitions.

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c) a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a) designate additional business criteria on which the performance goals may be based; or

(b) adjust, modify or amend the aforementioned business criteria.

AMENDED AND RESTATED

U.S. SILICA HOLDINGS, INC.

2011 INCENTIVE COMPENSATION PLAN

AMENDED AND RESTATED

U.S. SILICA HOLDINGS, INC.

2011 INCENTIVE COMPENSATION PLAN

Annex B

Proposed Amendment to Second Amended and Restated Certificate of Incorporation to Remove the Requirement of Plurality Voting for Directors

The text below is the portion of U.S. Silica’s Second Amended and Restated Certificate of Incorporation proposed to be amended by Proposal No. 5. The proposed deletion is indicated by strike-out. The proposed revision is indicated by bold and underline.

SECTION 3 OF ARTICLE SIX OF

THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Section 3. Election and Term of Office. ~~The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors; provided that, whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors pursuant to the provisions of this Certificate of Incorporation (including, but not limited to, any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes of such class or series present in person or represented by proxy at the meeting and entitled to vote in the election of such directors.~~ The directors shall be elected in the manner provided for in the Bylaws of the Corporation. The directors shall be elected and shall hold office only in this manner, except as provided in Section 4 of this ARTICLE SIX. Each director shall hold office until such director’s successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Certificate of Incorporation shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B-1

Annex C

Proposed Amendments to Second Amended and Restated Certificate of Incorporation to Remove Certain Provisions Relating to Ownership of Stock by Our Former Controlling Shareholder

The text below are the portions of U.S. Silica’s Second Amended and Restated Certificate of Incorporation proposed to be amended by Proposal No. 6. The proposed deletions are indicated by strike-out. The proposed revisions are indicated by bold and underline.

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is ~~200 Bellevue Parkway, Suite 170~~Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801~~9~~. The name of its registered agent at such address is The Corporation Trust Company~~Walkers Corporate Services Delaware Ltd~~.

SECTION 2 OF ARTICLE SIX

Section 2. Number of Directors. Subject to any rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed ~~(i) at any time that GGC USS Holdings, LLC, any of its members and any member of a “group” (as such term is defined in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended) with GGC USS Holdings, LLC or its members that may exist from time to time (collectively referred to herein as “the parent LLC”) owns at least a majority of the Corporation’s then outstanding Common Stock, by the affirmative vote of either (x) the holders of at least a majority of the Corporation’s then outstanding Common Stock or (y) the directors then in office who were nominated by the parent LLC and (ii) at any time that the parent LLC does not own at least a majority of the Corporation’s then outstanding Common Stock,~~ by resolution adopted by the affirmative vote of a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SECTION 3 OF ARTICLE SIX

Section 3. Newly Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or any other cause may be filled ~~(i) at any time that the parent LLC owns at least a majority of the Corporation’s then outstanding Common Stock, by the affirmative vote of either (x) at least a majority of the Corporation’s then outstanding Common Stock or (y) the directors then in office who were nominated by the parent LLC and (ii) at any time that the parent LLC does not own at least a majority of the Corporation’s then outstanding Common Stock,~~ by the Board of Directors (and not by stockholders), provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. ~~Notwithstanding the foregoing, any vacancy resulting from the death, resignation disqualification, removal or any other cause of a director nominated by the parent LLC may be filled only with a director nominated by the parent LLC in accordance with the applicable agreement, whether or not the parent LLC owns at least a majority of the Corporation’s then outstanding Common Stock.~~ A director elected to fill a newly-created directorship or other vacancy shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

SECTION 4 OF ARTICLE SIX

Section 4. Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, a director may be removed from office at any time with or without cause, at a meeting called for that purpose, by the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class~~; provided, however, any director nominated by the parent LLC may, in the parent LLC’s sole discretion, be removed without a vote of the holders of the outstanding shares of capital stock at any time with or without cause~~.

SECTION 7 OF ARTICLE SIX

Section 7. Bylaws. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws~~; provided, however, at any time that the parent LLC owns at least thirty-five percent (35%) of the Corporation’s then outstanding Common Stock, the consent of the directors then in office who were nominated by the parent LLC shall be required for any such adoption, amendment or repeal~~. The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend, alter or repeal any provisions of the Bylaws of the Corporation~~; provided, however, at any time that the parent LLC owns at least thirty-five percent (35%) of the Corporation’s then outstanding Common Stock and wants to adopt, amend, alter or repeal any provisions of the Bylaws of the Corporation, such adoption, amendment, alteration or repeal shall require the affirmative vote of the holders of at least a majority of the Corporation’s then outstanding Common Ctock~~.

ARTICLE EIGHT

Subject to the rights of the holders of any series of Preferred Stock then outstanding, ~~at any time that the parent LLC owns at least thirty-five percent (35%) of the Corporation’s then outstanding Common Stock, (i) the stockholders of the Corporation may take any action by written consent in lieu of a meeting in accordance with the provisions set forth in the Bylaws and (ii) the parent LLC may call special meetings of the stockholders of the Corporation in accordance with the provisions set forth in the Bylaws. At any time that the parent LLC does not own at least thirty-five percent (35%) of the Corporation’s then outstanding Common Stock,~~ (i) the stockholders of the Corporation may not take any action by written consent in lieu of a meeting and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied and (ii) special meetings of stockholders of the Corporation may be called only by a resolution adopted by the affirmative vote of a majority of the Whole Board.

SECTION 4(e) OF ARTICLE TEN

Section 4. Definitions. As used in this ARTICLE TEN only, and unless otherwise provided by the express terms of this ARTICLE TEN, the following terms shall have the meanings ascribed to them as set forth in this Section 4:

(e)	“Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person. Notwithstanding anything in this ARTICLE TEN to the contrary, the term “Interested Stockholder” shall not include~~: (w) the parent LLC, (x) any investment fund managed by Golden Gate Private Equity, Inc., or Affiliates or Associates of any investment fund managed by Golden Gate Private Equity, Inc.;~~ (y) any Person who would otherwise be or become an Interested Stockholder either in connection with or because of a transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition of five percent (5%) or more of the outstanding Voting Stock of the Corporation (in one transaction or a series of transactions) by ~~any party specified in the immediately preceding clauses (w) or (x)~~GGC USS Holdings, LLC, any investment fund managed by Golden Gate Private Equity, Inc., or any of their Affiliates or Associates to such Person prior to December 31, 2013; provided, however, that for purposes of this clause (y) such Person was not an Interested Stockholder prior to such transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition; or (z) any Person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the Corporation, provided that, for purposes of this clause (z), such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock of the Corporation, except as a result of further action by the Corporation not caused, directly or indirectly, by such Person;

ARTICLE ELEVEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt any provision inconsistent with, to amend, alter, change or repeal any provision of, or to adopt a bylaw inconsistent with, ARTICLES SIX, SEVEN, EIGHT, TEN and ELEVEN of this Certificate of Incorporation~~; provided, however, at any time that the parent LLC owns at least thirty-five percent (35%) of the Corporation’s then outstanding Common Stock, such amendment shall require the affirmative vote of the holders of at least a majority of the Corporation’s then outstanding Common Stock~~.

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. U.S. Silica Holdings, Inc. c/o Broadridge ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS P. O. Box 1342 If you would like to reduce the costs incurred by our company in mailing proxy Brentwood, NY 11717 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE—1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample P.M. Eastern Time the day before the cut-off date or meeting date. Have your 1234 ANYWHERE STREET 2 proxy card in hand when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # ? NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Daniel Avramovich 02 Peter Bernard 03 William J. Kacal 04 Charles Shaver 05 Bryan A. Shinn 06 J. Michael Stice The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2 Ratification of appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm for 2015. 0 0 0 3 Advisory vote to approve the compensation of our named executive officers, as disclosed in the proxy statement. 0 0 0 4 Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan. 0 0 0 5 Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of 0 0 0 plurality voting for directors. 6 Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating 0 0 0 to ownership of stock by our former controlling shareholder. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1,2,3,4,5 and 6. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. For address change/comments, mark here. 0 (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SHARES CUSIP # SEQUENCE # 0000233669_1 R1.0.0.51160 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . U.S. SILICA HOLDINGS, INC. Annual Meeting of Shareholders May 7, 2015 9:00 AM Eastern This proxy is solicited on behalf of the Board of Directors The Shareholder(s) hereby appoint(s) Bryan A. Shinn and Christine C. Marshall, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of U.S. SILICA HOLDINGS, INC. that the Shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM Eastern on May 7, 2015, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed by the Shareholder(s). If no such directions are made, this proxy will be voted For the election of the Nominees listed on the reverse side for the Board of Directors, and For Proposals 2, 3, 4, 5 and 6. Address change: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000233669_2 R1.0.0.51160